SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CITADEL SECURITY SOFTWARE INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement If Other Than The Registrant)

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Citadel Security Software Inc.
8750 North Central Expressway, Suite 100
Dallas, Texas 75231
214-520-9292

CITADEL SECURITY SOFTWARE INC.

August 11, 2004

Dear Stockholder:

Our Annual Meeting of Stockholders will be held on September 21, 2004 at 9:00 am, Dallas time, at The Hilton Dallas Lincoln Centre, Dallas, Texas. Details regarding the business to be conducted are more fully described in the accompanying Notice of Annual Meeting of Stockholders and in the Proxy Statement.

Your vote is important. Whether or not you plan to attend the meeting, I urge you to vote your shares as soon as possible. Instructions in the proxy card will tell you how to vote over the Internet, by telephone or by returning your proxy card. The proxy statement explains more about proxy voting. Please read it carefully.

In addition to considering matters described in the proxy statement, we will review major business developments.

Thank you for your continued support of our company.

Sincerely,
Steven B. Solomon

Chairman of the Board of Directors,

President and Chief Executive Officer

CITADEL SECURITY SOFTWARE INC.

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

Date:	Thursday, September 21, 2004

Time:	9:00 a.m. Dallas time (registration will begin at 8:30 a.m.)

Place:	The Hilton Dallas Lincoln Centre 5410 LBJ Freeway Dallas, Texas

At the meeting you will be asked to:

1.   Elect four members of the Board of Directors including one director for a term expiring at our next annual shareholders meeting, one director for a term expiring at our 2006 annual shareholders meeting and two directors for terms expiring at our 2007 annual shareholders meeting;

2.   Approve amendments to our 2002 Stock Incentive Plan, including an increase in the number of shares reserved for issuance thereunder by 1,500,000 shares to a total of 3,000,000 shares;

3.   Ratify the appointment of KBA Group LLP as our independent auditors for the fiscal year ending December 31, 2004; and

4.   Consider any other matters that may properly be brought before the meeting.

By order of the Board of Directors,

Steven B. Solomon

Chairman of the Board of Directors,

President and Chief Executive Officer and Secretary

Dallas, Texas

August 10, 2004

Please vote by telephone or by using the Internet as instructed in the proxy card, or complete, sign and date the proxy card as promptly as possible and return it in the enclosed envelope.

PROXY STATEMENT

2004 ANNUAL MEETING OF STOCKHOLDERS OF CITADEL SECURITY SOFTWARE INC.

to be held on September 21, 2004

(solicited on behalf of the Board of Directors of Citadel Security Software Inc.)

Information concerning solicitation and voting

Your vote is very important. For this reason, our Board of Directors (the “Board”) is requesting that you permit your common stock to be represented at the 2004 Annual Meeting of Stockholders (the “Annual Meeting” or “meeting”) by the proxies named on the enclosed proxy card. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

Voting materials, which include the proxy statement, proxy card and the annual report on Form 10-KSB for the fiscal year ended December 31, 2003, were mailed to stockholders by Citadel beginning on or about August 11, 2004. Citadel's principal executive offices are located at 8750 North Central Expressway, Suite 100, Dallas, Texas 75231. Citadel's main telephone number is (214) 520-9292. In this proxy statement Citadel Security Software Inc. is referred to as “the Company,” “Citadel” and “we.”

General information about the meeting

Who may vote

You may vote your Citadel common stock if our records show that you owned your shares on August 4, 2004. At the close of business on that date, 29,680,460 shares of Citadel common stock were outstanding and eligible to vote. You may cast one vote for each share of common stock held by you on all matters presented, except for the election of the directors. Please see “Vote required” at the end of “Proposal 1, Election of Directors” below for further explanation.

Voting your proxy

Whether you hold shares in your name or through a broker, bank or other nominee, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held through a broker, bank or other nominee, by submitting voting instructions to that nominee. Instructions for voting by telephone, by using the Internet or by mail are on your proxy card. For shares held through a broker, bank or other nominee, follow the instructions on the voting instruction card included with your voting materials. If you provide specific voting instructions, your shares will be voted as you have instructed and as the proxy holders may determine within their discretion with respect to any other matters that properly come before the meeting.

If you hold shares in your name, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board on all matters and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the meeting. If you hold your shares through a broker, bank or other nominee and you do not provide instructions on how to vote, your broker or other nominee may have authority to vote your shares on certain matters. The New York Stock Exchange (“NYSE”) issued new regulations prohibiting brokers or other nominees that are NYSE member organizations from voting in favor of proposals relating to equity compensation plans unless they receive specific instructions from the beneficial owner of the shares to vote in that manner. NASD member brokers are also prohibited from voting on such proposals without specific instructions from beneficial holders. The new NYSE rule became effective on June 30, 2003, and accordingly, all shares that you hold through a broker or other nominee who is a NASD or NYSE member organization will only be voted on Proposal 2 if you have provided specific voting instructions to your broker or other nominee to vote your shares on that proposal. See “Vote required” following each proposal for further information.

Votes needed to hold the meeting

The Annual Meeting will be held if a majority of Citadel's outstanding shares on the record date entitled to vote is represented at the meeting. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting, if you:

•	are present and vote in person at the meeting; or

•	have properly submitted a proxy card or voted by telephone or by using the Internet.

Matters to be voted on at the meeting

The following proposals will be presented for your consideration at the meeting:

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•	Election of four members of the Board;

•	Approval of amendments to our 2002 Stock Incentive Plan, including an increase in the shares reserved for issuance thereunder;

•	Ratification of the appointment of KBA Group LLP as our independent auditors for the fiscal year ending December 31, 2004; and

•	Any other matters that may properly be brought before the meeting.

Cost of this proxy solicitation

We will pay the costs of the solicitation of proxies. We may also reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions. In addition to soliciting proxies by mail, our board members, officers and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone.

Attending the meeting

You may vote shares held directly in your name in person at the meeting. If you want to vote shares that you hold in street name at the meeting, you must request a legal proxy from your broker, bank or other nominee that holds your shares.

Changing your vote

You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do this by signing a new proxy card with a later date, voting on a later date by telephone or by using the Internet (only your latest telephone or Internet proxy submitted prior to the meeting will be counted), or by attending the meeting and voting in person. However, your attendance at the meeting will not automatically revoke your proxy; you must specifically revoke your proxy. See also “General information about the meeting — Voting your proxy” above for further instructions.

Voting recommendations

Our Board recommends that you vote:

•	“FOR” each of the nominees to the Board;
•	“FOR” amendments to our 2002 Stock Incentive Plan; and
•	“FOR” ratification of the appointment of KBA Group LLP as our independent auditors for the fiscal year ending December 31, 2004.

Voting results

The preliminary voting results will be announced at the meeting. The final voting results will be tallied by our Transfer Agent and Inspector of Elections and published in our quarterly report on Form 10-QSB for the fiscal quarter ended September 30, 2004.

Delivery of voting materials to stockholders sharing an address

To reduce the expense of delivering duplicate voting materials to our stockholders who may have more than one Citadel stock account, we are delivering only one set of the proxy statement and the annual report on Form 10-KSB for the fiscal year ended December 31, 2003 (“2003 Form 10-KSB”) to certain stockholders who share an address, unless otherwise requested. A separate proxy card is included in the voting materials for each of these stockholders.

How to obtain a separate set of voting materials

If you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request to receive a separate copy of these materials at no cost to you. For future annual meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies, by calling us at: (214) 520-9292 or by writing us at: Citadel Security Software Inc., 8750 North Central Expressway, Suite 100, Dallas, Texas 75231; Attn: Investor Relations.

You may receive a copy of Citadel's 2003 Form 10-KSB not including exhibits at no charge, or if you prefer a copy of the 2003 Form 10-KSB including exhibits, you will be charged a reasonable fee (which shall be limited to our reasonable expenses in furnishing such exhibits) by sending a written request to Citadel Security Software Inc., 8750 North Central Expressway, Suite 100, Dallas, Texas 75231; Attn: Investor Relations.

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PROPOSAL 1

ELECTION OF DIRECTORS

We have four members on our Board, which is classified into three classes. Accordingly, the following four members of our Board have been nominated for election at the Annual Meeting, with one director to hold office until the next annual meeting, one director to hold office until our 2006 annual meeting and two directors to hold office until our 2006 annual meeting, and in each case until the election of their respective successors. Three of the director nominees are independent directors, as defined by the Nasdaq SmallCap Market listing standards. The independent members of the Board of Directors, performing the functions of a Nominating Committee, consisting solely of independent directors as determined under the rules of the Nasdaq SmallCap Market, recommended the four directors set forth in Proposal 1 for nomination by our full Board. Based on that recommendation, our Board nominated such directors for election at the Annual Meeting.

Although we know of no reason why any of the nominees would not be able to serve, if any nominee is unavailable for election, the proxies will vote your common stock to approve the election of any substitute nominee proposed by the Board. The Board may also choose to reduce the number of directors to be elected, as permitted by our Bylaws.

Nominees

All nominees are currently directors and each nominee has agreed to be named in this proxy statement and to serve if elected. Unless set forth below, each nominee has been engaged in his principal occupation for at least the past five years. The age indicated and other information in each nominee’s biography is as of August 4, 2004.

Information about the nominees

Class 1 Director

CHRIS A. ECONOMOU, age 48, has served as a director of Citadel since November 2001 and as a director of CT Holdings since February 1996, and as a director of LoneStar Hospitality Corp. from June 1993 until its merger with CT Holdings. Mr. Economou has been engaged in the private practice of law in Fort Lauderdale, Florida, primarily in the transactional and corporate areas since 1981. Mr. Economou also served as a director of Parago during its incubation phase from January 1999 to February 2000. If elected, Mr. Economou will hold office until our 2005 annual meeting and until the election of his successor.

Class 2 Director

JOE M. ALLBAUGH, age 51, has served as a director of Citadel since December 2003. Since March 2003, Mr. Allbaugh has served as President and CEO of The Allbaugh Company, LLC, a Washington, D.C. based corporate strategy and consulting firm with offices in Austin, Texas and Oklahoma City, Oklahoma. As the former Director of the Federal Emergency Management Agency (FEMA) from February 15, 2001 to March 1, 2003, Mr. Allbaugh managed an agency with 2,500 employees and an annual budget of $3 billion. After the 9/11 terrorist attacks on the World Trade Center, Pennsylvania and the Pentagon, Mr. Allbaugh played a critical role in coordinating the federal government’s response to the attacks, a response and recovery that exceeded $8.8 billion. He was also a member of the President’s Homeland Security Advisory Council. From January 1995 to July 1999, Mr. Allbaugh served as Chief of Staff to then-Governor George W. Bush. From July 1999 to December 2000 Mr. Allbaugh served as the National Campaign Manager for Bush-Cheney 2000 Inc. where he successfully organized and managed a $192 million presidential campaign.  If elected, Mr. Allbaugh will hold office until our 2006 annual meeting and until the election of his successor.

Class 3 Directors

STEVEN B. SOLOMON, age 39, has served as Chairman of the Board, a director and the President and Chief Executive Officer of Citadel since its formation in December 1996, as President and Chief Executive Officer of CT Holdings since May 1997 and as a director of CT Holdings since February 1996. Mr. Solomon also serves as a Director of Parago, Inc., an incubation venture of CT Holdings that is an application solution provider and Internet-based business process outsourcer that provides an on-line suite of promotional offerings designed to automate promotional management and optimize the customer care services offered by its clients, and he served as Chairman of the Board of Directors of Parago from January 1999 to April 2001, and Chief Executive Officer of Parago from January 1999 to August 2000. From February 1996 through April 1997, Mr. Solomon served as Chief Operating Officer of CT Holdings. Since May 5, 2000, Mr. Solomon has also served as a director of River Logic, Inc., an incubation venture of CT Holdings that creates and operates integrated networks of decision support tools, elearning solutions and ecommerce capabilities designed to enable decision makers to leverage knowledge and information to gain competitive advantage. If elected, Mr. Solomon will hold office until our 2007 annual meeting and until the election of his successor.

MAJOR GENERAL (RET.) JOHN LEIDE, age 66, has served as a director of Citadel since December 2001. Mr. Leide serves presently as President of Appenine Associates Ltd., an international defense and security services company that consults with government intelligence and operational agencies, on strategic and security matters. He previously served as Executive Vice President of Avenue Technologies of Alexandria, Virginia from 1997 to 1999. Upon retirement from the U.S. Army in 1995, General Leide was the President of Global Information Technologies strategic business unit with Electronic Data Systems (EDS) until 1997 when he joined Avenue Technologies. General Leide also serves as a Senior Executive Advisor to General Dynamics Land Systems and Senior Consultant to various Washington-based governmental

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and business organizations. His long and distinguished military career includes service to the country in security and intelligence matters for more than 30 years. Among his recent assignments, General Leide performed duties as Director of Intelligence, J-2, United States Central Command, and served as chief of intelligence in the Gulf War for General Schwarzkopf throughout Operations Desert Shield and Desert Storm. In his last military position before retiring as an Army Major General in August 1995, General Leide was Director, National Military Intelligence Collection Center (NMICC); Director, Central MASINT (Measurements and Signatures) Office: Director, Defense Human Intelligence Service (DHS), for the Department of Defense. If elected, Mr. Leide will hold office until our 2007 annual meeting and until the election of his successor.

The Board of Directors consists of a majority of “independent directors” as such term is defined in the Nasdaq Stock Market Marketplace Rules. The Board of Directors has determined that Joe M. Allbaugh, Chris A. Economou, and Major General (Ret.) Jack Leide are independent directors, based on representations from each such director that they meet the relevant Nasdaq and SEC definitions.

Committees of the Board of Directors

During fiscal year 2003, there were three meetings of the Company Board of Directors. All directors attended 75% or more of the aggregate of meetings of the Board and their committees held during their respective terms. In addition, the Board took action by written consent 20 times.

Citadel's board of directors established three standing committees to assist in the discharge of its responsibilities. These committees include an audit committee composed exclusively of outside directors, Mr. Economou and General Leide, an executive committee and a compensation committee. The executive committee has authority to act in place of the full board in matters delegated to it to the extent permitted under Delaware law. Messrs. Solomon and Economou serve as members of the executive committee. The executive committee did not meet or take action by written consent in 2003. Citadel's board of directors may also establish such other committees as it deems appropriate, in accordance with applicable Delaware law and Citadel's bylaws.

The Compensation Committee reviews and recommends to the Board the compensation and employee benefits of officers of the Company and administers the 2002 Stock Incentive Plan. The Compensation Committee did not meet during fiscal year 2003, and at March 10, 2004 consisted of Messrs. Allbaugh, Economou and Leide, all of whom are independent directors as defined in the Nasdaq Stock Market Marketplace Rules.

The Board does not have a nominating committee, as nominations are made by the independent members of the Board as a whole.

The Board seeks to identify qualified individuals to become board members and determine the composition of the Board and its committees. When considering a potential director candidate, the Board looks for personal and professional integrity, demonstrated ability and judgment and business experience. The Board will review and consider director nominees recommended by stockholders. There are no differences in the manner in which the Board evaluates director nominees based on whether the nominee is recommended by a shareholder.

The Company’s by-laws provide that any shareholder wishing to present a nomination for the office of director must do so in writing delivered to the Company at least 45 days and not more than 75 days prior to the first anniversary of the preceding year’s annual meeting. Each notice must set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) relating to the nomination or nominations; (d) the class and number of shares of the Company which are beneficially owned by such shareholder and the person to be nominated as of the date of such shareholder’s notice and by any other stock holders known by such shareholder to be supporting such nominees as of the date of such shareholder’s notice; (e) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (f) the consent of each nominee to serve as a director of the Company if so elected.

The Audit Committee meets with the Company’s financial management and independent auditors and reviews the accounting principles and the scope and control of the Company’s financial reporting practices, and makes reports and recommendations to the Board with respect to audit matters. The Audit Committee also recommends to the Board the appointment of the firm selected to be independent certified public accountants for the Company and monitors the performance of such firm; reviews and approves the scope of the annual audit and evaluates with the independent certified public accountants the Company’s annual audit and annual financial statements; and reviews with management the status of internal accounting controls and internal audit procedures and results. The Audit Committee met four (4) times during fiscal year 2003. The Audit Committee is required to have and will continue to have at least two members, all of whom must be “independent directors” as defined in the Marketplace Rules of the Nasdaq Stock Market. Messrs. Economou and Leide are the current members of the Audit Committee. The Board has determined that Messrs. Economou and Leide are financially literate in the areas that are of concern to the Company, and are able to read and understand fundamental financial statements. The Board has also determined that Messrs. Economou and Leide each meet the independence requirements set forth in the Marketplace Rules of the Nasdaq Stock Market.

The Securities and Exchange Commission (“SEC”) has adopted rules to implement certain requirements of the Sarbanes-Oxley Act of 2002 pertaining to public company audit committees. One of the rules adopted by the SEC requires a company to disclose whether it has an “audit committee financial expert” serving on its audit committee. Based on its review of the criteria of an audit committee financial expert under the rule adopted by the SEC, the Board of Directors does not believe that any member of the Board of Directors’ Audit Committee would be described as an audit committee financial expert. At this time, the Board of Directors believes it would be desirable for the Audit Committee to

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 have an audit committee financial expert serving on the committee. While informal discussions as to potential candidates have occurred, at this time no formal search process has commenced.

The Company’s Board of Directors has adopted a written charter for the Audit Committee of the Board. A copy of the written Audit Committee charter will be attached as an exhibit to the proxy statement for Citadel's annual shareholder meeting and will be made available on the company’s website, www.citadel.com.

Directors' Compensation

Citadel reviews its compensation arrangements for directors from time to time and may alter these arrangements. Directors will receive no cash compensation for services as a director or as a member of a committee of Citadel's board. Citadel will reimburse each director for out-of-pocket expenses incurred in connection with attendance at board and committee meetings.

We may, in our discretion, grant stock options and other equity awards to our non-employee directors under our equity incentive plan. Our outside directors hold options to purchase an aggregate of 575,000 shares of our common stock at a weighted average exercise price per share of $2.03. Options held by these directors were granted at the fair market value of our common stock as of the date of grant as determined by our board of directors.

Corporate governance guidelines

The Board has adopted corporate governance guidelines. The guidelines govern, among other things, Board member responsibilities, committee composition and charters. A copy of the corporate governance guidelines may be found at http://www.citadel.com.

Vote required

Directors must be elected by a plurality of the votes cast at the Annual Meeting. This means that the four nominees receiving the highest number of votes will be elected. Abstentions will have no effect on the election of directors. If you hold your shares through a broker, bank or other nominee and you do not instruct them how to vote on this proposal, your broker may have authority to vote your shares. The proxy holders intend to vote the shares represented by proxies to elect the four nominees to the Board to their respective Classes as set forth in Proposal 1.

Board recommendation

The Board recommends that you vote “FOR” each of the nominees to the Board set forth in this Proposal 1.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security ownership of management

As of August 4, 2004, there were issued and outstanding approximately 29,680,460 shares of Common Stock and 15,000 shares of Series A Convertible Preferred Stock. There is no other class of voting security of Citadel issued or outstanding. The following table sets forth the number of shares of Common Stock beneficially owned as of August 4, 2004, by (i) each person known to the Company to own more than 5% of the Common Stock, (ii) each nominee for director, (iii) each executive officer named in the Summary Compensation Table and (iv) all directors, named executive officers and other executive officers as a group. We calculated beneficial ownership according to Rule 13d-3 of the Securities Exchange Act as of that date. Shares issuable upon exercise of options or warrants that are exercisable within 60 days after August 4, 2004 are included as beneficially owned by the option holder or warrant holder. Beneficial ownership generally includes voting and investment power with respect to securities. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned.

	Shares of
	Series A Convertible		Shares of
	Preferred Stock		Common Stock
	Approximate	Approximate
	Number of	Percent	Number of	Percent
Name and Address	Shares Owned	Of Class	Shares Owned	Of Class
Steven B. Solomon (1)			6,502,499	17.6%
Satellite Strategic Finance Assoc, LLC (2)	15,000	100.0%	4,200,000	12.9%
623 Fifth Avenue
20th Floor
New York, NY 10022
Richard Connelly (3)			471,410	1.5%
Chris A. Economou (4)
150 North Federal Highway,
Suite 210
Fort Lauderdale, Florida 33301			368,600	1.2%
Carl Banzhof (5)			257,413	*
Major General (Ret) John Leide (6)
78 Clubhouse Drive
Palm Coast, Florida 32137			188,500	*
Ed Krupa (7)			150,000	*
David Harris (8)			83,000	*
Joe M. Allbaugh (9)
101 Constitution Avenue, NW				*
Suite 525 East
Washington, DC 20001-2133			112,500	*
David Helffrich (10)			16,666	*
Mike Jones (11)			24,999	*
All officers and directors
as a group (9 people) (12)			8,092,317	20.7%

*	Less than 1%
(1)	Includes 3,650,000 shares of common stock that are issuable upon the exercise of immediately exercisable options.
(2)	Includes 1,200,000 shares of common stock that are issuable upon the exercise of warrants and 3,000,000 shares that are issuable upon the conversion of Series A Convertible Preferred Stock
(3)	Includes 393,744 shares of common stock that are issuable upon the exercise of vested options and 35,416 stock options that become exercisable within 60 days of August 4, 2004.
(4)	Includes 175,000 shares of common stock that are issuable upon the exercise of vested options and 12,500 stock options that become exercisable within 60 days of August 4, 2004.
(5)
Includes 206,247 shares of common stock that are issuable upon the exercise of vested options and 14,583 stock options that become exercisable within 60 days of August 4, 2004. Includes 500 shares owned by his spouse.

(6)	Includes 175,000 shares of common stock that are issuable upon the exercise of vested options and 12,500 stock options that become exercisable within 60 days of August 4, 2004.
(7)	Includes 75,000 shares of common stock that are issuable upon the exercise of vested options and 25,000 stock options that become exercisable within 60 days of August 4, 2004.
(8)	Includes 63,330 shares of common stock that are issuable upon the exercise of vested options. Resigned as executive officer during 2004.
(9)	Includes 75,000 shares of common stock that are issuable upon the exercise of vested options and 37,500 shares issued pursuant to options exercisable within 60 dayes of August 4, 2004.
(10)	Includes 16,666 shares issuable pursuant to options exercisable within 60 days of August 4, 2004.
(11)	Includes 16,666 shares of common stock that are issuable upon the exercise of vested options and 8,333 stock options that become exercisable within 60 days of August 4, 2004.
(12)
Includes 4,766,657 of shares issuable upon the exercise of vested options and 162,498 shares issuable pursuant to options exercisable within 60 days of August 4, 2004 held by all directors and all executive officers as a group.

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EXECUTIVE COMPENSATION

The following table sets forth certain information with respect to the annual and long-term compensation for services to Citadel for Citadel's chief executive officer and the other most highly compensated officers of Citadel who are executive officers of Citadel (the Named Executive Officers) during the periods presented. Such amounts do not necessarily reflect the compensation such persons will receive in the future. Following the Distribution all the executive officers of the Company were compensated by Citadel. Prior to the Distribution Messrs. Solomon, Connelly, Banzhof and Speyer were compensated by CT Holdings from the date of their employment. Compensation for Messrs. Solomon and Banzhof is presented for all three reporting periods because they were employed by CT Holdings prior to the Distribution for all of those periods. Compensation for Messrs. Connelly, Harris, Krupa, Doxey and Speyer are presented from their respective dates of employment by either CT Holdings or Citadel.

	SUMMARY COMPENSATION TABLE

	ANNUAL COMPENSATION				LONG-TERM COMPENSATION
				OTHER	SECURITIES
	FISCAL			ANNUAL	UNDERLYING	ALL OTHER
NAME and POSITION	YEAR	SALARY	BONUS	COMPENSATION	OPTIONS(#)	COMPENSATION
Steven B. Solomon	2003	$200,000	$225,000	-	400,000	$45,690 (2)
Chief Executive Officer	2002	200,000	150,000	-	2,000,000	48,887 (3)
	2001	140,000	150,500	-	2,750,000 (1)	17,548 (4)
Richard Connelly	2003	150,000	60,000	-	50,000	8,572 (5)
Chief Financial Officer	2002	118,750	-	-	425,000	36,516 (6)
Carl Banzhof	2003	122,474	45,000	-	12,089 (5)
Chief Technology Office	2002	115,000	8,500	-	225,000	10,051 (5)
	2001	115,000	-	-	50,000	-
Richard Speyer	2003	118,872	-	-	-	231,472 (7)
Former EVP	2002	150,000	-	-	150,000	10,051 (5)
Business Development	2001	97,789	-	-	3,493 (5)
Jack Doxey
Former EVP Marketing	2003	125,135	-	-	-	223,157 (8)
	2002	52,885	-	-	175,000	54 (5)
David Harris
Former Chief Strategy Officer	2003	131,439	-	-	200,000	5,181 (5)
Ed Krupa *
Executive Vice President Sales	2003	25,281	82,500(9)	-	300,000	28,551(10)

(1)
Includes options to purchase 1,250,000 shares of Citadel Security Software common stock and the option to convert Parago shares into 1,500,000 shares of Citadel common stock which was exercised in February 2004.

(2)	Includes a payment of $15,513 for unused vacation, a car allowance of $11,400, and payments for life, health and disability insurance premiums.
(3)	Includes a payment of $28,077 for unused vacation, a car allowance of $11,400, and payments for life, health and disability insurance premiums.
(4)	Includes a car allowance of $11,400 plus $6,048 for payments of life insurance premiums.
(5)	Includes payments of life, health and/or disability insurance premiums.
(6)	Includes $25,000 cash payments of life, health and/or disability insurance premiums.
(7)	Includes payments of life, health and disability insurance premiums as well as $221,201 of proceeds from the sale of company stock.
(8)	Includes payments of life, health and disability insurance premiums as well as $216,716 of proceeds from the sale of company stock.
(9)	Bonus of 50,000 shares of common stock were issued upon employment.
(10)	Includes payments of life, health and/or disability insurance premiums as well as a mark up for taxes owed for bonus shares awarded.
(*)	Commenced employment November 2003.

Our Board of Directors, as a whole or through the Compensation Committee, makes determinations regarding salary levels and bonus opportunities for our executive officers, and performs all other compensation related functions. Members of the Board of Directors do not receive cash compensation for their service.

Our compensation policy reflects a commitment to an executive compensation plan, which enables us to attract, retain and motivate highly qualified management professionals. Our compensation philosophy is to directly align executive compensation with the financial performance of the organization. We believe that the relationship between executive compensation and our performance will create benefit for all stockholders.

The executive compensation program has been developed by the Board using various factors which include historical earnings, review of

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 industry competition executive compensation plans, and consultation with compensation experts. The key elements of the executive compensation program are base salary, annual incentive bonus and stock options.

The Board reviews and approves each element of our executive compensation program and periodically assesses the effectiveness of the program as a whole. This program covers the Chief Executive Officer, the other named executive officers and all other executive officers. Specifically, the Board approves the salaries of all executive officers, the grants of stock options, and the provision of any special benefits or perquisites to executive officers.

The base salary program is intended to provide base salary levels that are externally competitive and internally equitable, and to reflect each individual's sustained performance and cumulative contribution. Each executive officer's individual performance is reviewed to arrive at merit increase determinations. These merit increases are then reviewed within the context of the total merit increase budget to determine reasonableness.

The option grants are designed to reward executive officers and other key employees directly for appreciation in the long-term price of our stock. The plan directly links the compensation of executive officers to gains by the stockholders and encourages executive officers to adopt a strong stakeholder orientation in their work. The option grants also places what can be a significant element of compensation at risk because the options have no value unless there is appreciation over time in the value of our stock.

With the understanding that the value (if any) of stock options is based on future performance, we base stock option grants on levels of expected value for long-term incentive grants among other companies and other comparable corporate employers. The Board periodically reviews the practices, grant levels and grant values of other companies to ensure the plan continues to meet our objectives.

Miscellaneous benefits offered to executive officers are designed to provide a safety net of protection against the financial catastrophes that can result from illness, disability, or death. Benefits offered to executive officers are largely the same as those offered to the general employee population.

The Board believes the executive compensation program is adequate to accomplish the program's goals of attracting, retaining, and motivating highly qualified management professionals. The Board believes the executive compensation program is fair to both the executive officers and Citadel Security Software.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL PROVISIONS

We have entered into an employment agreement with Mr. Solomon, our Chief Executive Officer. The annual base salary payable to Mr. Solomon was $200,000 and the employment agreement provides for an annual bonus of $150,000. The bonus and salary increased to $225,000 each by the Compensation Committee for 2003. The employment agreement has an initial term of five years and is renewable for one year terms following the initial term unless terminated. The Company has agreed to pay a bonus to the executive equal to the aggregate the exercise price of approximately $1,592,000 of the vested options in the event of a change in control. If Mr. Solomon is terminated for any reason other than for cause, he is entitled to a severance payment equal to three times his base salary and up to three times his bonus.

We have entered into an employment agreement with Mr. Connelly our Chief Financial Officer. The annual base salary payable to Mr. Connelly was $150,000 as of April, 2003, with a bonus or other extraordinary compensation payable at the discretion of the Board of Directors. The Board approved a pay increase to begin in February 2004 to $185,000 and bonus component for 2003 of $60,000. The employment agreement has an initial term of three years and is renewable for one year terms following the initial term unless terminated. The Company has agreed to pay a bonus to the executive equal to the aggregate the exercise price of approximately $64,000 related to 50,000 options granted in September 2003 in the event of a change in control. If Mr. Connelly is terminated for any other reason other than for cause he is entitled to a severance payment equal to one half of his base salary.

We have entered into an employment agreement with Mr. Krupa, our Executive Vice President of Sales. The annual base salary payable to Mr. Krupa is $175,000, with bonuses to be determined by the Board, and commissions equal to one percent of sales from December 1, 2003 through December 1, 2004. The employment agreement has an initial term of three years and is renewable for one year terms following the initial term unless terminated. If Mr. Krupa is terminated for any other reason other than for cause he is entitled to a severance payment equal to two months of his base salary, one additional month of base salary for each year of service completed, and an additional six months of his options shall immediately vest. In the event of a termination following a change of control, be is entitled to six months of base salary and one additional year of his options shall immediately vest.

STOCK OPTIONS GRANTED DURING 2003

The following table sets forth each grant of stock options during 2003 to each of the Named Officers. No stock appreciation rights were granted during the fiscal year. Each of the options has a ten-year term, subject to earlier termination in the event the holder ceases providing services to us.

The percentage numbers are based on an aggregate of 2,648,000 options granted to our employees during 2003, including officers. The exercise price was equal to the fair market value of our common stock as valued on the OTCBB or, if prior to the Distribution, by the board of directors on the date of grant. The exercise price may be paid in cash or in shares of our common stock valued at fair market value on the exercise date. We may also finance the option exercise by accepting a full recourse note from the optionee, except officers and directors prohibited under the

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Sarbanes-Oxley Act of 2002, equal to the exercise price for the purchased shares, together with any federal and state income tax liability incurred by the optionee in connection with such exercise.

	INDIVIDUAL GRANTS

		PERCENT OF
	NUMBER OF	TOTAL
	SECURITIES	OPTIONS
	UNDERLYING	GRANTED TO	EXERCISE
	OPTIONS	EMPLOYEES	PRICE	EXPIRATION
NAME	GRANTED	IN 2003	($/SH)	DATE
Steven B. Solomon	400,000(1)	15.11%	1.28	10/01/2013
Richard Connelly	50,000(2)	1.89%	1.28	10/01/2013
Carl Banzhof	0	0.00%	-	-
Richard Speyer	0	0.00%	-	-
Jack Doxey	0	0.00%	-	-
David Harris	200,000(3)	7.55%	1.49	2/24/2013
Ed Krupa	300,000(3)	11.33%	1.65	10/03/2013

(1)	All options are immediately exercisable
(2)	Options become exercisable quarterly in equal amounts over one year
(3)	Options become exercisable quarterly in equal amounts over three years

OPTION EXERCISES DURING 2003 AND YEAR-END OPTION VALUES

The following table reports information regarding stock option exercises during fiscal 2003 and outstanding stock options held at the end of fiscal 2003 by our named executive officers.

			NUMBER OF
			SECURITIES	VALUE OF
			UNDERLYING	UNEXERCISED
			UNEXERCISED	IN-THE-MONEY
			OPTIONS	OPTIONS
	SHARES		AT FISCAL YEAR-	AT FISCAL YEAR-
	ACQUIRED ON	VALUE	END(EXERCISABLE/	END(EXERCISABLE/
NAME	EXERCISE	REALIZED	UNEXERCISABLE)	UNEXERCISABLE)(2)
Steven B. Solomon	0	$0	3,650,000 / 0(1)	$13,870,000 / $0
Richard Connelly	0	$0	310,412 / 164,588	$1,179,566 / $625,434
Carl Banzhof	0	$0	152,081 /72,919	$577,908 / $277,092
Richard Speyer	29,162	$9,332	0 / 0	$0 / 0
Jack Doxey	58,332	$19,833	0 / 0	$0 / 0
David Harris	0		49,998 / 150,002	$189,992 / $570,008
Ed Krupa	0		0 / 300,000	$0 / $1,140,000

(1)	Does not include an exchange right for 1,500,000 shares of common stock exercised in February 2004.
(2)	Based on closing market price of $3.80 per share on the OTCBB on December 31, 2003

CODE OF ETHICS

Our Board of Directors adopted a Code of Business Conduct for all of our directors, officers and employees and a Code of Ethics for our CEO and Senior Financial Executives in March 2004. Stockholders may request a free copy of our Code of Business Conduct and Code of Ethics from:

Citadel Security Software, Inc.
Attention: Investor Relations
8750 North Central Expressway, Suite 100
Dallas, Texas 75231
214/520-9292

To date, there have been no waivers under our Code of Business Conduct and Ethics. We will post any waivers, if and when granted, of our Code of Business Conduct and Ethics on our website at www.citadel.com.

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CERTAIN TRANSACTIONS WITH OFFICERS AND MEMBERS OF THE BOARD

The following is a description of the material terms of the agreements and arrangements involving our company and either CT Holdings or its direct or indirect subsidiaries.

GENERAL

We were organized in December 1996 as a wholly owned subsidiary of CT Holdings. Prior to the Distribution, two of our current directors (Messrs. Solomon and Economou) and three of our executive officers (Messrs. Solomon, Banzhof, and Connelly) were also directors or officers and employees of CT Holdings and/or its other subsidiaries. Prior to the Distribution while acting on our behalf, these directors and officers considered not only the short-term and long-term impact of operating decisions on our business, but also the impact of such decisions on the consolidated financial results of CT Holdings. Following the Distribution, Mr. Solomon remains Chief Executive Officer and a director and Mr. Connelly remains Chief Financial Officer of CT Holdings, and Messrs. Solomon and Economou remain directors of CT Holdings.

Prior to the Distribution Date of May 17, 2002 the security software business that is currently operated by Citadel was operated by CT Holdings. Prior to and following the Distribution, the CEO and CFO of Citadel hold similar officer positions with CT Holdings and the CEO is Chairman of the Board for both companies. In addition, one executive officer of Citadel was also an officer of CT Holding until the Distribution.

The Company entered into a number of agreements with CT Holdings and its subsidiaries relating to Citadel's historical business and relationship with the CT Holdings group of companies, the material terms of which are described below. Although these agreements were not negotiated on an arm's-length basis, the Company believes that the terms of these agreements are comparable to those that it would receive from unaffiliated third parties.

AGREEMENTS RELATING TO THE DISTRIBUTION

The Company entered into several agreements with CT Holdings to define their ongoing relationship after the Distribution and to allocate tax and other specified liabilities and obligations arising from periods prior to the Distribution Date. The Company entered into these agreements prior to the Distribution while a wholly owned subsidiary of CT Holdings.

DISTRIBUTION AGREEMENT

On or before the Distribution Date, CT Holdings and Citadel entered into the distribution agreement, which provides for, among other things, the principal corporate transactions required to effect the Distribution and certain other agreements relating to the continuing relationship between Citadel and CT Holdings after the Distribution.

The distribution agreement provides that prior to the Distribution Date, Citadel issued to CT Holdings a number of Citadel Shares equal to one fourth of the total number of shares of CT Holdings common stock outstanding on the Distribution Date (plus an additional immaterial number of Citadel Shares to be distributed with respect to fractional shares that are rounded up). CT Holdings effected the Distribution by delivering a certificate representing 100% of the Citadel Shares to the Distribution Agent.

Under the distribution agreement and effective as of the Distribution Date, Citadel assumed and agreed to indemnify CT Holdings against all liabilities, litigation and claims, including related insurance costs, arising out of Citadel's businesses (including discontinued or sold security software businesses), and CT Holdings retained and agreed to indemnify Citadel against all other liabilities, litigation and claims, including related insurance costs. The foregoing obligations do not entitle an indemnified party to recovery to the extent any such liability is covered by proceeds received by such party from any third party insurance policy.

Under the distribution agreement for a two-year period beginning on the Distribution Date, except in limited circumstances, Citadel will not solicit or recruit any CT Holdings employee without CT Holdings' prior written consent and likewise, CT Holdings will not solicit or recruit any Citadel employee without Citadel's prior written consent.

The distribution agreement also provides that each of CT Holdings and Citadel shall be granted access to certain records and information in the possession of the other, and requires the retention by each of CT Holdings and Citadel for a period of six years following the Distribution Date of all such information in its possession.

TRANSITION SERVICES AGREEMENT

On the Distribution Date, Citadel entered into a transition services agreement with CT Holdings. This agreement provides that CT Holdings and Citadel provide each other services in such areas as information management and technology, sharing of office space, personnel and indirect overhead expenses, employee benefits administration, payroll, financial accounting and reporting, claims administration and reporting, and other areas where CT Holdings and Citadel may need transitional assistance and support. The transition services agreement provides generally that each of Citadel and CT Holdings will undertake to provide substantially the same level of service and use substantially the same degree of care as their respective personnel provided and used in providing such services prior to the execution of the agreement. The agreement generally extended for a one year term, but may be terminated earlier under certain circumstances, including a default, and may be

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 renewed for additional one-year terms. The Citadel Board of Directors approved extensions of the transition services agreement for additional periods ending in May 2005. Initially, CT Holdings agreed to pay Citadel a monthly fee of $20,000, subject to adjustment on a quarterly basis. No adjustments to the fee have been made since inception through December 31, 2003, and subsequent to December 31, 2003 the fee was reduced to $7,500 per month. The Company believes that the terms and conditions of the transition services agreement are as favorable to Citadel as those available from unrelated parties for a comparable arrangement. At December 31, 2003 the Company has recorded amounts due from CT Holdings pursuant to the transition services agreement of $390,000 and due to the uncertainty of collection the Company has expensed the fees to general and administrative expense on a monthly basis as incurred.

TAX DISAFFILIATION AGREEMENT

On the Distribution Date CT Holdings and Citadel entered into a tax disaffiliation agreement which sets out each party's rights and obligations with respect to deficiencies and refunds, if any, of federal, state, local or foreign taxes for periods before and after the Distribution Date and related matters such as the filing of tax returns and the conduct of Internal Revenue Service and other audits. Under the tax disaffiliation agreement, Citadel will indemnify CT Holdings for all taxes and liabilities incurred as a result of Citadel's or an affiliate's post-Distribution action or omission contributing to an Internal Revenue Service determination that the Distribution was not tax-free. CT Holdings will indemnify Citadel for all taxes and liabilities incurred solely because CT Holdings or an affiliate's post-Distribution action or omission contributes to an Internal Revenue Service determination that the Distribution was not tax-free. If the Internal Revenue Service determines that the Distribution was not tax-free for any other reason, CT Holdings and Citadel will indemnify each other against all taxes and liabilities pro rata based on relative values as of the Distribution Date.

Citadel will indemnify CT Holdings against any taxes resulting from any internal realignment undertaken to facilitate the Distribution on or before the Distribution Date.

RELATED PARTY RELATIONSHIPS AND TRANSACTIONS PRIOR TO THE DISTRIBUTION DATE

Prior to the Distribution Date the Company was a wholly owned subsidiary of CT Holdings. During the years ended December 31, 2002 CT Holdings received substantially all of its financing from its CEO, directors and other related parties which, in part, contributed to the funding of Citadel prior to the Distribution Date. The statements of cash flow show a net contribution from parent of $200,131 for the period January 1, 2002 through the Distribution Date, May 17, 2002.

During the period January 1, 2002 through the Distribution Date, May 17, 2002 the Company incurred legal fees in the amount of approximately $49,500 respectively to a law firm in which an attorney who was a former CT Holdings' employee and is a relative Citadel's CEO, is a partner. In addition, the Company recorded fees of $31,225 to this attorney plus stock compensation expense for $21,700 related to the issuance of stock options for 100,000 shares of common stock to the attorney for consulting services.

In May 2002, prior to the Distribution Date, a former director of Citadel and CT Holdings exercised stock options for 2,250,000 shares of CT Holdings' common stock by entering into a note payable to CT Holdings for $450,000, the aggregate exercise price of the options. The former director received 562,500 shares of Citadel common stock in the Distribution as a result of this exercise of CT Holdings options.

In May 2002, prior to the Distribution the Company's CEO exercised stock options for 3,000,000 shares of common stock of CT Holdings using a note in the amount of $600,000 to offset the exercise price. On the Distribution Date the CEO received 750,000 shares of Citadel common stock as a result of the exercise of the CT Holdings options.

Prior to the Distribution Date employees, officers and directors of CT Holdings, other than those noted above, exercised options for approximately 1,397,500 shares of CT Holdings common stock. The holders of these CT Holdings shares received approximately 349,375 shares of Citadel common stock as a result of the Distribution.

In May 2002, prior to the record date of the Distribution, CT Holdings entered into negotiations to settle approximately $860,000 of operating liabilities in exchange for 1,662,500 shares of CT Holdings common stock. As of December 31, 2002 the extinguishment of approximately $163,000 of these liabilities was completed and approximately 612,500 shares of CT Holdings common stock were issued including 100,000 shares for services provided by an independent consultant, 12,500 shares to a consultant for services performed prior to employment as the CT Holdings and Citadel Chief Financial Officer, 250,000 shares to a shareholder for consulting services, and 250,000 shares to an attorney, who is a relative of the CEO, for the performance of professional services to the Company. At the Distribution Date approximately 153,125 shares of Citadel common stock were issued to these same individuals.

CITADEL RELATED PARTY TRANSACTIONS FOLLOWING THE DISTRIBUTION DATE

During the year ended December 31, 2003 the CEO of the Company advanced the Company $1,088,662 for working capital purposes and the Company repaid $1,071,759 of those advances plus $21,541 for advances outstanding at December 31, 2002. The Company has advances payable to its CEO of $16,903 at December 31, 2003.

During the period from the Distribution Date through December 31, 2002 the Company's CEO advanced approximately $642,000 to the Company and the Company has repaid approximately $250,000 of those advances through December 31, 2002. On November 5, 2002 the Company entered into two promissory notes payable to its CEO in the total amount of $570,000. The $570,000 consisted of the $54,000 of advances due to the CEO, accrued compensation and expenses of $216,000 and $300,000 of cash advances to the Company in November 2002.

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The notes bear interest at 8% per annum, mature on February 28, 2003 and are secured by all of the Company's copyrights, trademarks, patents and intellectual property under patent application. In the event of default, including the failure to pay any principal or interest by the Company or the payment of any obligations of the Company for which the CEO has personally guaranteed, the notes shall become immediately due and payable and shall bear interest at 18% per annum. In February, 2003 the Company paid $550,000 against the principal balance of notes payable and the security interest in the intellectual property was released. The CEO has guaranteed our obligations under our lease agreement related to our office space in Dallas, Texas.

During the year ended December 31, 2002, the Company received advances and proceeds from notes payable of $170,900 from an entity related to an employee of the Company. The Company repaid the notes and advances and has no amounts due this entity at December 31, 2002.

In June 2002, the Company entered into an 8% note payable for $250,000 due July 31, 2002 with a former director of the Company. This note was in default December 31, 2002 and accruing interest at 18% per annum. In February 2003 the former director exercised stock options for 862,500 shares of the Company's common stock using the note and accrued interest through the date of exercise as payment of the aggregate exercise price of $276,000.

Pursuant to the transition services agreement, CT Holdings reimburses the Company $20,000 per month for the shared services of the Company's CEO, CFO and administration staff. At December 31, 2003 and 2002 the Company has a $390,000 and $150,000 respectively receivables due from CT Holdings for these services since May 17, 2002, the Distribution Date. Due to the cash deficiency of CT Holdings the receivables were fully reserved and the Company continues to show the costs of these services as a general and administrative expense in the statement of operations.

In April 2003, a CT Holdings legal claim associated with a lawsuit was settled for $225,000 in cash. Citadel advanced $225,000 to CT Holdings in return for a demand note payable bearing interest at 12% per year and a release for any potential claims pertaining to the CT Holdings litigation. Since CT Holdings has a significant cash deficiency and stockholder's deficit this demand note receivable has been fully reserved in the second quarter of 2003 as there can be no assurance that this note will be collected. This charge is classified as "Write-off of note receivable from related party" in the accompanying Statements of Operations.

During the year ended December 31, 2003 the Company incurred legal fees in the amount of approximately $164,700 to a law firm in which an attorney who is a partner and was a former CT Holdings' employee is a relative Citadel's CEO. During the year ended December 31, 2002 the Company recorded fees of $31,225 to this attorney plus stock compensation expense for $21,700 related to the issuance of stock options for 100,000 shares of common stock to the attorney for consulting services.

Section 16(a) beneficial ownership reporting compliance

Our members of the Board and executive officers file reports with the SEC indicating the number of shares of any class of our equity securities they owned when they became a member of the Board or an executive officer and, after that, any changes in their ownership of our equity securities. These reports are required by Section 16(a) of the 34 Act. Based on our review of the reports, we believe that during fiscal 2003 all of the members of the Board, our executive officers and ten percent stockholders complied with the foregoing filing requirements.

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PROPOSAL 2
APPROVAL OF AMENDMENTS TO 2002 STOCK INCENTIVE PLAN
General

We are asking you to approve an amendment to our 2002 Stock Incentive Plan (the “Plan” or the "2002 Stock Incentive Plan"), which would increase the number of shares of common stock available for issuance under the Plan by an additional 1,500,000 shares to an aggregate of 3,000,000 shares. The purposes of the amendment is to ensure that we will have a sufficient reserve of common stock available under the Plan to provide eligible employees, directors and consultants of the Company with the opportunity to receive options to purchase shares of our common stock.

The Board of Directors believes that the number of shares currently available for issuance under the Plan is insufficient to continue providing our employees, directors and consultants with the opportunity to receive options and acquire a proprietary interest in the Company and thereby attract, motivate, and retain the best available talent suitable for the success of our business.

The proposed amendments were adopted by the Board in August, 2004 and will become effective upon stockholder approval at the Annual Meeting.

Summary of the Plan, as amended

The terms and provisions of the Plan, as amended, are summarized below. This summary, however, does not purport to be a complete description of the Plan. The Plan, as amended, is set forth in its entirety and has been included as Attachment B to this Proxy Statement. The following summary is qualified in its entirety by reference to the complete text of the Plan.

The board of directors adopted the 2002 Stock Incentive Plan to be effective upon the completion of the distribution. The plan authorizes the Board or a committee, which administers the plan, to grant stock options, stock appreciation rights, restricted stock and deferred stock awards to our officers, other key employees and consultants.

Shares Reserved

The number of shares of common stock reserved for issuance over the term of the Plan is limited to 3,000,000 shares, assuming stockholder approval of the 1,500,000 share increase that is the subject of this proposal. As of  August 4, 2004, options to purchase 1,492,784 shares of common stock had been issued under the Plan, and 1,507,216 shares will be available for future issuance under the Plan, assuming stockholder approval of the 1,500,000 share increase. If the increase is not approved, the number of shares available for future grants will be 7,216.

The shares issuable under the Plan may be made available from authorized but unissued shares of common stock or from shares of common stock repurchased by the Company, including shares purchased on the open market.

In the event of any sale of assets, merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the stock, the Board or committee may make an equitable substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan.

Option Grants

The Plan permits the granting of incentive stock options, as defined by the Internal Revenue Code, and nonqualified stock options. Incentive stock options may only be granted to our employees. The term of any stock option is set by the Board or committee, but cannot exceed ten years in the case of incentive stock options. Stock options become exercisable, in full or in installments, for shares of common stock at the time determined by the Board or committee, but generally a stock option will not be exercisable prior to six months from the date of the grant of a stock option. The exercise price per share of stock options is determined by the Board or committee at the time of grant, but must be equal to 100% of the fair market value of our common stock on the date of grant.

Stock Appreciation Rights

Stock appreciation rights may be granted in conjunction with nonqualified stock options granted under the 2002 Stock Incentive Plan to our officers, employees and consultants. Stock appreciation rights may only be exercised at such time and to the extent the underlying options are exercisable. These stock appreciation rights entitle the holder, upon exercise of the stock appreciation right, to receive an amount in any combination, of cash or our unrestricted common stock equal in value to the excess of the fair market value on the date of exercise of the stock appreciation rights of one share of our common stock over the exercise price per share of the connected stock option multiplied by the number of shares for which the stock appreciation right is exercised. Each stock appreciation right will terminate upon the termination of the related option.

Restricted Stock Awards

The Board or committee may also award non-transferable restricted shares of our common stock to our officers and key employees. Such restricted shares will be subject to such conditions and restrictions as the Board or committee may determine. The Board or committee will determine to whom restricted shares will be granted, the number of shares to be awarded, the price, if any, to be paid by the recipient, the times

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 within which such awards may be subject to forfeiture and all other conditions of the award. During the restriction period set by the Board or committee, the recipient may not sell, transfer, pledge or assign restricted shares awarded to the recipient under the 2002 Stock Incentive Plan. If a recipient of restricted stock terminates employment for any reason other than death, disability or retirement prior to the end of the restriction period determined by the Board or committee, the participant will forfeit all shares still subject to restriction in exchange for the amount, if any, that the participant paid for them.

Deferred Stock Awards

Deferred stock awards may be made under the 2002 Stock Incentive Plan by the Board or committee to any of our officers, key employees and consultants it determines. These awards entitle the recipient to receive unrestricted shares without any payment in cash or property in one or more installments at a future date or dates, as determined by the Board or committee. Each deferred stock award will be confirmed by and subject to the terms of a deferred stock award agreement executed by us and the recipient and may generally not be sold, assigned, transferred, pledged or otherwise encumbered during the period specified by the Board or committee. Receipt of deferred stock may be conditioned on such matters as the Board or committee may determine, including continued employment or attainment of performance goals. All rights under a deferred stock award will generally terminate upon the participant's termination of employment prior to the receipt of unrestricted shares.

Executive Compensation Conversion Stock Options

Under the 2002 Stock Incentive Plan, each year the Chairman of the Board of Directors or the Board or committee will designate those executives eligible to convert salary and bonus to stock options for the next year. These eligible executives may then, prior to the beginning of the next calendar year, elect to convert up to 25% of their next year's salary and 25% of their next year's bonus (in either 5% or $10,000 increments) into stock options under the plan. On the last day of each calendar year, the total amount of salary, bonus and compensation an eligible executive elected to convert into stock options for that calendar year will be converted into stock options. The number of shares of common stock subject to stock options that are converted from salary, bonus or compensation will be the total dollar amount an eligible executive has elected to convert into stock options divided by the per share value of a stock option on the last day of that year, as determined by the Board or committee using any recognized option valuation model it selects. Options converted from salary, bonus or compensation are generally exercisable, cumulatively, as to 10% commencing on each of the first through tenth anniversaries of the day the option is converted.

The exercise price per share of common stock under stock options obtained by conversion of salary, bonus or compensation will, at the election of the holder of the option prior to the year for which the option is converted from salary, bonus or cash, be either 100% of the fair market value on the last day of the year when the option is obtained or a lesser percentage determined by the Board or committee from time to time, but not less than 75% of the fair market value on the last day of the year when the option is obtained.

Change of Control

The 2002 Stock Incentive Plan provides that in the event of a change of control of Citadel Security, unless otherwise determined by the Board or committee prior to the change of control, and, to the extent expressly provided by the Board or committee, in the event of a potential change of control, the following will occur:

- Any stock appreciation rights and any stock options that are not previously exercisable and vested will become fully exercisable and vested;

- The restrictions and deferral limitations on restricted stock and deferred stock awards will lapse and these shares and awards will become fully vested; and

- The value of all outstanding stock options, stock appreciation rights, restricted stock and deferred stock awards will, to the extent determined by the Board or committee, be settled on the basis of the change of control price as of the date the change of control occurs.

Vote required

The affirmative vote of a majority of the votes cast affirmatively or negatively on this proposal at the Annual Meeting is required for approval of the amendments to the Plan described in this proposal. If you hold our shares in your own name and abstain from voting on this matter, your abstention will have no effect on the vote. If you hold your shares through a broker, bank or other nominee and you do not instruct them on how to vote on this proposal, your broker will not have authority to vote your shares if your broker is a NASD or NYSE member organization. Should such stockholder approval not be obtained, then the 1,500,000 share increase, which is the subject of this proposal, will not be implemented and no grants will be made on the basis of such increase. However, the Plan will remain in effect, and grants may continue to be made pursuant to the provisions of the Plan until the share reserve of common stock under the Plan is depleted.

Board recommendation

The Board believes that it is in the best interests of the Company to continue to provide employees, directors and consultants with the opportunity to acquire an ownership interest in the Company through their participation in the Plan and thereby encourage them to continue to provide services to the Company and more closely align their interests with those of the stockholders.

The Board unanimously recommends that you vote “FOR” the amendments to the 2002 Stock Incentive Plan.

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PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

General

The Audit Committee has selected KBA Group LLP, independent auditors, to audit our consolidated financial statements for fiscal 2004. KBA Group LLP has served as Citadel's independent auditors since 2002. We are asking the stockholders to ratify the appointment of KBA Group LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004. KBA Group LLP was appointed by the Audit Committee in accordance with its charter.

In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and our stockholders’ best interests.

The Audit Committee has approved all services provided by KBA Group LLP. A member of KBA Group LLP will be present at the meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions you may ask.

Vote required

If a quorum is present and voting, the affirmative vote of a majority of the votes cast affirmatively or negatively on this proposal at the Annual Meeting is necessary to ratify the appointment of KBA Group LLP as our independent auditors for the fiscal year ending December 31, 2004.

Board recommendation

The Board recommends that you vote “FOR” the ratification of appointment of KBA Group, LLP as the Company’s independent auditors.

AUDIT AND NON-AUDIT FEES

The following table sets forth fees for services KBA Group LLP provided during fiscal years 2003 and 2002:

(1)   Audit Fees:

Fees for audit services provided by KBA Group LLP and its predecessor total approximately $85,000 for 2003 and approximately $51,000 for 2002, including fees associated with the annual audit, the reviews of the Company’s quarterly reports on Form 10-QSB and review of the registration statements.

(2)   Audit Related Fees:

KBA Group LLP did not bill the Company any audit related fees during 2003 or 2002.

(3)   Tax Fees:

KBA Group LLP did not bill the Company any tax fees during 2003 or 2002.

(4)   All Other Fees:

KBA Group LLP did not bill the Company any other fees during 2003 or 2002.

(5)   Audit Committee's Pre-Approval Policies and Procedures:

(i)   The audit committee of the board of directors approves the scope of services and fees of the outside accountants on an annual basis, generally prior to the beginning of the services.

(ii)   The audit committee of the board of directors approved 100% of the fees for the services above.

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REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC nor shall this information be incorporated by reference into any future filing under the 33 Act or the 34 Act, except to the extent that Citadel specifically incorporates it by reference into such filing.

March 24, 2004

To the Board of Directors of Citadel Security Software Inc.

We have reviewed and discussed the consolidated financial statements of the Corporation and its subsidiaries to be set forth in the Corporation’s 2003 Annual Report to Shareholders and at Item 8 of the Corporation’s Annual Report on Form 10-KSB for the year ended December 31, 2003, with management of the Corporation and KBA Group LLP, independent public accountants for the Corporation.

We have discussed with KBA Group LLP the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” Statement on Auditing Standards No. 99, “Consideration of Fraud in a Financial Statement Audit” and Securities and Exchange Commission rules regarding auditor independence discussed in Final SEC Releases Nos. 33-8183 and 33-8183a.

We have received the written disclosures and the letter from KBA Group LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and have discussed with KBA Group LLP its independence from the Corporation.

Based on the review and discussions with management of the Corporation and KBA Group LLP referred to above, we recommend to the Board of Directors that the Corporation publish the consolidated financial statements of the Corporation and subsidiaries for the year ended December 31, 2003 in the Corporation’s Annual Report on Form 10-KSB for the year ended December 31, 2003 and in the Corporation’s 2003 Annual Report to Shareholders.

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate and in accordance with generally accepted accounting principles; that is the responsibility of management and the Corporation’s independent public accountants. In giving its recommendation to the Board of Directors, the Audit Committee has relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and (ii) the report of the Corporation’s independent public accountants with respect to such financial statements.

Submitted by the members of the Audit Committee of the Board of Directors.

Chris A. Economou

Major General (Ret.) Jack Leide

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Stockholder proposals and nominations for the 2005 annual meeting

Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation at the 2005 Annual Meeting must be received by the Secretary of the Corporation by November 19, 2004. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. It is suggested the proposal be submitted by certified mail — return receipt requested. Shareholders who intend to present a proposal at the 2005 Annual Meeting without including such proposal in the Corporation’s proxy statement must provide the Secretary of the Corporation notice of such proposal no later than February 4, 2005. The Corporation reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ANNUAL REPORT

A copy of the 2003 Form 10-KSB report as required to be filed with the Securities and Exchange Commission, excluding exhibits, will be mailed to shareholders without charge upon written request to the Secretary of the Company, 8750 North Central Expressway, Suite 100, Dallas, Texas 75231, U.S.A. Such request must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of Common Stock of the Corporation on August 4, 2004. Exhibits to the Form 10-KSB will be mailed upon similar request and payment of specific fees. The 2003 Form 10-KSB is also available through the Securities and Exchange Commission’s World Wide Web site (www.sec.gov).

PLEASE READ THIS ENTIRE DOCUMENT. As of the date of this statement your management knows of no business to be presented to the meeting that is not referred to in the accompanying notice. As to other business that may properly come before the meeting, it is intended that proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with their best judgment, including upon any shareholder proposal about which the Corporation did not receive timely notice.

Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Exchange Act, and in accordance therewith, file annual and quarterly reports, proxy and/or information statements and other information with the SEC. Reports, proxy statements and other information we file can be accessed electronically by means of the SEC's home page on the Internet at www.sec.gov, on our web site at www.citadel.com, or at other Internet sites such as www.freeedgar.com. A copy of any public filing is also available, at no charge, by contacting Steven B. Solomon at 214-520-9292.

By Order of the Board of Directors

/s/ Steven B. Solomon
----------------------------------
Steven B. Solomon, Secretary

Dallas, Texas
August 10, 2004

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Attachment A

CITADEL SECURITY SOFTWARE INC.

AUDIT COMMITTEE CHARTER

Purpose

The purpose of the Audit Committee is to represent and assist the Board of Directors in its general oversight of the company’s accounting and financial reporting processes, audits of the financial statements, and internal control and audit functions. Management is responsible for (a) the preparation, presentation and integrity of the company’s financial statements; (b) accounting and financial reporting principles; and (c) the company’s internal controls and procedures designed to promote compliance with accounting standards and applicable laws and regulations. The company’s independent auditing firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

The Audit Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Committee certify that the independent auditor is “independent” under applicable rules. The Audit Committee serves a board level oversight role where it oversees the relationship with the independent auditor, as set forth in this charter, and provides advice, counsel and general direction, as it deems appropriate, to management and the auditors on the basis of the information it receives, discussions with the auditor, and the experience of the Committee’s members in business, financial and accounting matters.

Membership

The Audit Committee is comprised of at least two directors determined by the Board of Directors to meet the independence and financial literacy requirements of The NASDAQ Stock Market, Inc. (“NASDAQ”) and applicable federal law. Appointment to the Committee, including the designation of the Chair of the Committee and the designation of any Committee members as “audit committee financial experts”, shall be made on an annual basis by the full Board upon recommendation of the Nominating Committee.

Responsibilities

The Audit Committee:

• Is directly responsible for the appointment, replacement, compensation, and oversight of the work of the independent auditor. The independent auditor shall report directly to the Audit Committee.

• Obtains and reviews annually a report by the independent auditor describing the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

• Reviews and discusses the written statement from the independent auditor concerning any relationship between the auditor and the company or any other relationships that may adversely affect the independence of the auditor, and, based on such review, assesses the independence of the auditor.

• Establishes policies and procedures for the review and pre-approval by the Committee of all auditing services and permissible non-audit services (including the fees and terms thereof) to be performed by the independent auditor, with exceptions provided for de minimis amounts under certain circumstances as described by law.

• Reviews and discusses with the independent auditor: (a) its audit plans, and audit procedures, including the scope, fees and timing of the audit; (b) the results of the annual audit examination and accompanying management letters; and (c) the results of the independent auditor’s procedures with respect to interim periods.

• Reviews and discusses reports from the independent auditors on (a) all critical accounting policies and practices used by the Company, (b) alternative accounting treatments within GAAP related to material items that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the independent auditor, and (c) other material written communications between the independent auditor and management.

• Reviews with the independent auditor its judgments as to the quality, not just the acceptability, of the company’s accounting principles and such matters as are required to be discussed with the Committee under generally accepted auditing standards.

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• Discusses with management and the independent auditor quarterly earnings press releases, including the interim financial information included therein, reviews the year-end audited financial statements and “Management’s Discussion and Analysis” and, if deemed appropriate, recommends to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year.

• Reviews and discusses with management and the independent auditor various topics and events that may have significant financial impact on the company or that are the subject of discussions between management and the independent auditors.

• Reviews and discusses with management the company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

• Reviews and has prior-approval authority for related-party transactions (as defined in the relevant NASDAQ requirements)

• Reviews and discusses with management and the independent auditor: (a) the adequacy and effectiveness of the company’s internal controls (including any significant deficiencies and significant changes in internal controls reported to the Committee by the independent auditor or management; (b) the company’s internal audit procedures; and (c) the adequacy and effectiveness of the company’s disclosures controls and procedures, and management reports thereon.

• Reviews annually with management the scope of the internal audit program, and reviews annually the performance of both management and the independent auditor in executing their plans and meeting their objectives.

• Reviews the use of auditors other than the independent auditor in cases such as management’s request for second opinions.

• Reviews matters related to the corporate compliance activities of the company, including the review of reports from management.

• Establishes procedures for the receipts, retention and treatment of complaints received by the company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters

• Establishes policies for the hiring of employees and former employees of the independent auditor.

• Publishes the report of the Committee required by the rules of the Securities and Exchange Commission to be included in the company’s annual proxy statement

• When appropriate, designates one or more of its members to perform certain of its duties on its behalf, subject to such reporting to or ratification by the Committee as the Committee shall direct.

The Audit Committee will engage in an annual self-assessment with the goal of continuing improvement, and will annually review and reassess the adequacy of its charter, and recommends any changes to the full Board.

The Audit Committee shall have the authority to engage independent legal, accounting and other advisers, as it determines necessary to carry out its duties. The Audit Committee shall have sole authority to approve related fees and retention terms.

The Audit Committee shall meet at such times and places as the Audit Committee shall determine. The Audit Committee shall meet in executive session with the independent auditor and management periodically. The Chairman of the Audit Committee shall report on Audit Committee activities to the full Board.

The Chairman of the Audit Committee is to be contacted directly by management or the independent auditor (1) to review items of a sensitive nature that can impact the accuracy of financial reporting or (2) to discuss significant issues relative to the overall Board responsibility that have been communicated to management but, in their judgment, may warrant follow-up by the Audit Committee.

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Attachment B

CITADEL SECURITY SOFTWARE INC.
2002 STOCK INCENTIVE PLAN

(As proposed to be amended)

SECTION 1. General Purpose of Plan; Definitions.

The name of this plan is the Citadel Security Software Inc. 2002 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to enable Citadel Security Software Inc. (the "Company") and its Subsidiaries to attract and retain selected directors, officers, employees and consultants who contribute to the Company's success by their ability, ingenuity and industry, and to enable these directors, officers, employees and consultants to participate in the long-term success and growth of the Company through an equity interest in the Company.

For purposes of the Plan, the following terms shall be defined as set forth below:

"16b-3 Non-Employee Director" means a "non-employee director" as defined in Rule 16b-3 of the Exchange Act.

"Affiliate" means (i) any corporation (other than a Subsidiary), partnership, joint venture or any other entity in which the Company owns, directly or indirectly, at least a 10 percent beneficial ownership interest.

"Annual Bonus" or "Bonus" means the annual cash bonus, if any, payable by the Company to an Eligible Executive for services to the Company or any of its affiliates, as such amount may be determined from year to year.

"Annual Compensation" means the annual cash retainer and meeting fees, if any, payable by the Company to a Non-Employee Director for services as a director (and, if applicable, as the member or chairman of a committee of the Board) of the Company, as such amount may be changed from time to time. The Company has not historically paid such compensation to Non-Employee Directors and may or may not pay such compensation in the future.

"Beneficiary" means any person or persons designated by a Participant, in accordance with procedures established by the Committee or Plan Administrator, to receive benefits hereunder in the event of the Participant's death. If any Participant shall fail to designate a Beneficiary or shall designate a Beneficiary who shall fail to survive the Participant, the Beneficiary shall be the Participant's surviving spouse, or, if none, the Participant's surviving descendants (who shall take per stirpes) and if there are no surviving descendants, the Beneficiary shall be the Participant's estate.

"Board" means the Board of Directors of the Company.

"Bonus Election Date" means the date established by the Plan Committee as the date by which a Participant must submit a valid Election Form for Bonus to the Plan Administrator in order to defer Annual Bonus under the Plan for a calendar year. For each calendar year, the Bonus Deferral Election Date is December 31 of the calendar year prior to which the Bonus is to be earned.

"Business Day" means a day on which the Over the Counter Bulletin Board or any national securities exchange or electronic or over-the-counter market on which the Stock is traded is open for business.

"Cause" means a Participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company or any Subsidiary or Affiliate.

"Change in Control" means any of the following through a transaction or series of transactions that occur(s) after the registration of the Company's Stock registered pursuant to the Exchange Act:

(i) when any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company or a Subsidiary or any Company employee benefit plan), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

(ii) the occurrence of any transaction or event relating to the Company that is required to be described pursuant to the requirements of Item
6(e) of Schedule 14A of Regulation 14A of the Securities and Exchange Commission under the Exchange Act;

(iii) when, during any period of two consecutive years during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board, cease for any reason other than death, Disability or Retirement to constitute at least a majority of the Board, unless each director who was not a director at the beginning of such period was elected by, or on the recommendation of, at least two-thirds of the directors at the beginning of such period;

(iv) the Company is combined (through merger, share exchange, consolidation or otherwise) and, as a result of such transaction, less than 50%

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of the combined voting power of the outstanding securities of the surviving or resulting corporation are owned in the aggregate by the former stockholders of the Company;

(v) the Company sells, leases or otherwise transfers all or substantially all of its properties or assets to another person or entity; or

(vi) a dissolution or liquidation of the Company or a partial liquidation involving 50% or more of the assets of the Company occurs.

"Change of Control Price" is defined in Section 14(d) of the Plan.

"Code" means the Internal Revenue Code of 1986, as amended, or any successor to the Internal Revenue Code of 1986.

"Commission" means the Securities and Exchange Commission.

"Committee" means the special committee approved by the Board solely for the purpose of administering the Plan and other similar acts which will be composed of at least two directors and all members of this special committee will be composed of only "outside directors" within the meaning of Section 162(m) of the Code that are also 16b-3 Non-Employee Directors. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

"Company" means Citadel Security Software Inc., a corporation organized under the laws of the State of Delaware (or any successor corporation).

"Covered Employee" means an individual who the Committee determines is, or is expected to be as of the relevant date for determining the Company's tax deduction, a covered employee as defined in Section 162(m)(3) of the Code with respect to the Company.

"Deferral Period" is defined in Section 9(a) of the Plan.

"Deferred Stock" means an award made pursuant to Section 9 below of the right to receive Stock at the end of a specified deferral period.

"Director Stock Option" means any option to purchase shares of Stock granted to members of the Board under Section 6 or 10.

"Disability" means total and permanent disability as determined under the Company's long-term disability program, whether or not the Optionee is covered under such program. If no such program is in effect, the Disability of a Participant shall be determined in good faith by the Board (excluding the Participant, if applicable).

"Elective Deferral" period is defined in Section 9(b) of the Plan.

"Eligible Executive" means an executive officer of the Company, a Subsidiary or an Affiliate, as such officers may be selected by the Chairman of the Board of Directors or the Committee or its designee from year to year, to be eligible for Executive Compensation Stock Options pursuant to Section 10 below.

"Election Form for Annual Compensation" means a form, substantially in the form attached hereto as Exhibit C, pursuant to which a Non-Employee Director elects to convert Annual Compensation to Options under Section 10 of the Plan.

"Election Form for Bonus" means a form, substantially in the form attached hereto as Exhibit B, pursuant to which an Eligible Executive elects to convert Bonus to Options under Section 10 of the Plan.

"Election Form for Salary" means a form, substantially in the form attached hereto as Exhibit A, pursuant to which an Eligible Executive elects to convert Salary to Options under Section 10 of the Plan.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto.

"Fair Market Value" means, as of any given date, (i) the closing price per share of the Stock on the Over the Counter Bulletin Board or, (ii) if the Stock is not then traded on the Over the Counter Bulletin Board, then the closing price per share of the Stock on any national securities exchange or electronic or over-the-counter market on which the Stock is then traded or, (iii) if the Stock is not then traded on the Over the Counter Bulletin Board or any national securities exchange or electronic or over-the-counter market, then the fair market value of the Stock as determined by a formula or method determined by the Committee.

"Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

"Non-Employee Director" means a director of the Company who is not an employee or officer of the Company, or any Subsidiary or Affiliate (as determined by the Committee).

"Non-Employee Director Election Date" means the date by which a Non-Employee Director must submit a valid Election Form for Annual Compensation to the Plan Administrator in order to participate under Section 10 of the Plan for a calendar year. For each calendar year, the

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 Election Date is December 31 of the preceding calendar year; provided, however, that the Non-Employee Director Election Date for a newly eligible Non-Employee Director shall be the 30th day following the date on which such individual becomes a Non-Employee Director.

"Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

"Normal Retirement" means retirement from active employment with the Company, any Subsidiary and any Affiliate on or after the normal retirement date specified in the applicable tax-qualified company pension plan, and, if no such pension plan exists, then retirement from active employment with the Company, any Subsidiary and any Affiliate on or after the attainment of age 65 by the Participant.

"Option Grant Date" means the date upon which a Stock Option is granted to a Participant pursuant to Article 5 or, for purposes of Section 10, the dates specified in Section 10.

"Optionee" means a consultant, officer or key employee to whom a Stock Option has been granted or, in the event of such individual's death prior to the expiration of a Stock Option, such individual's Beneficiary.

"Participant" means any director, consultant, officer or key employee who has been awarded a Stock Option, Director Stock Option, Restricted Stock, Stock Appreciation Right or Deferred Stock Right under the Plan.

"Plan" means this 2002 Stock Incentive Plan.

"Plan Administrator" means the Committee or any agent to whom the Committee delegates administrative duties under the Plan, as the case may be.

"Potential Change of Control" is defined in Section 14(c) of the Plan.

"Restricted Stock" means an award of shares of Stock that are subject to restrictions under Section 8.

"Restricted Stock Award Agreement" is defined in Section 8(b) of the Plan.

"Restriction Period" is defined in Section 8(c) of the Plan.

"Salary" means the salary payable by the Company to an Eligible Executive for services to the Company, a Subsidiary or any Affiliate, as such amount may be changed from time to time.

"Salary Election Date" means the date established by the Plan as the date by which a Participant must submit a valid Election Form for Salary to the Plan Administrator in order to convert Salary to Options under Section 10 of the Plan for a calendar year. For each calendar year, the Salary Election Date is December 31 of the preceding calendar year.

"Stock Option Award Notice" means a written award notice to an Eligible Executive or a Non-Employee Director from the Company evidencing an Option.

"Stock" means the common stock of the Company, par value $0.01 per share.

"Stock Appreciation Right" means a right granted under Section 7 below to surrender to the Company all or a portion of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option or such portion of such Stock Option is surrendered, of the shares of Stock covered by such Stock Option or such portion of such Stock Option, and (ii) the aggregate exercise price of such Stock Option or such portion of such Stock Option.

"Stock Option" or "Option" means any option to purchase shares of Stock granted pursuant to Section 5, 6 or 10 or the Plan.

"Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2. Administration.

The Plan shall be administered by the Committee which shall at all times comply with the requirements of Rule 16b-3 of the Exchange Act. All members of the Committee shall also be "outside directors" within the meaning of Section 162(m) of the Code.

The Committee shall have the power and authority to grant to eligible individuals, pursuant to the terms of the Plan: (i) Stock Options; (ii) Stock Appreciation Rights; (iii) Restricted Stock or (iv) Deferred Stock.

In particular, the Committee shall have the authority (except where the Plan expressly grants such authority to the Board):

(i) to select the consultants, directors, officers and other key employees of the Company, its Subsidiaries and its Affiliates to whom Stock

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Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock awards or a combination of the foregoing from time to time will be granted under the Plan;

(ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock, or a combination of the foregoing, are to be granted under the Plan;

(iii) to determine the number of shares of Stock to be covered by each such award granted under the Plan;

(iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, including, but not limited to, any restriction on any Stock Option or other award and/or the shares of Stock relating thereto based on performance and/or such other factors as the Committee may determine, in its sole discretion, any vesting acceleration features based on performance and/or such other factors as the Committee may determine, in its sole discretion, reload features, transferability features and other features not inconsistent with the Plan; and

(v) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of a participant, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period.

The Committee shall have the discretionary authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to construe and interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

The Committee may delegate administrative duties under the Plan to one or more agents as it shall deem necessary or advisable. No member of the Committee or the Board or the Plan Administrator shall be personally liable for any action or determination made in good faith with respect to the Plan or any Option or to any settlement of any dispute between a Participant and the Company.

All decisions made by the Committee (or the Board in the case of Stock Options granted under Section 6) pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

SECTION 3. Stock Subject to Plan.

The total number of shares of Stock reserved and available for issuance and distribution under the Plan shall be 3,000,000, which may consist, in whole or in part, of authorized and unissued shares or treasury shares. To the extent that shares subject to an outstanding Option are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such Option or by reason of the delivery of shares to pay all or a portion of the exercise price of such Option, then such shares shall again be available under the Plan.

In the event of any sale of assets, merger, reorganization, consolidation, recapitalization, Stock dividend, or other change in corporate structure affecting the Stock, an equitable substitution or adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the Plan, (ii) the number and option price of shares subject to outstanding Stock Options granted under the Plan, (iii) the number of shares subject to Restricted Stock or Deferred Stock awards granted under the Plan and (iv) the aggregate number of shares available for issuance to any director, officer, employee or consultant pursuant to Section 4(a), as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4. Eligibility.

(a) Eligible Officers, Employees and Consultants. Officers, other key employees and consultants of the Company, its Subsidiaries or its Affiliates (but, except as provided in Sections 6 and 10, excluding members of the Committee and, any person who serves only as a director) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company, its Subsidiaries or its Affiliates are eligible to be granted Stock Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock awards.

Except as provided in Section 6, the optionees and participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each award or grant; provided, however, that no person shall be granted Stock Options or Stock Appreciation Rights on more than 500,000 shares of stock in any calendar year, including shares related to Stock Options which, for any reason, are cancelled, expire, terminate, lapse or are forfeited.

(b) Eligible Directors. Non-Employee Directors are eligible to participate under Sections 6 and 10 of the Plan.

(c) Eligible Consultants. Consultants who provide services to the Company or an Affiliate are eligible to receive Non-Qualified Stock Options pursuant to Section 5 of the Plan.

SECTION 5. Stock Options.

Stock Options may be granted either alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve, and the provisions of Stock Option awards need not be the same with respect

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to each Optionee.

The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

The Committee shall have the authority to grant any Optionee Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights) except that Incentive Stock Options shall only be granted to employees of the Company or a Subsidiary. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

Except as provided in Section 5(1), no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. Notwithstanding the foregoing, in the event an Optionee voluntarily disqualifies an option as an Incentive Stock Option within the meaning of Section 422 of the Code, the Committee may, but shall not be obligated to, make such additional grants, awards or bonuses as the Committee shall deem appropriate, to reflect the tax savings to the Company which results from such disqualification.

Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock on the date of the grant of the Stock Option.

(b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date such Incentive Stock Option is granted.

(c) Exercisability. Subject to Section 5(l) with respect to Incentive Stock Options, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee, provided, however, that, except as provided in Section 5(f), 5(g), 5(h) or 14, no Stock Option shall be exercisable prior to six months from the date of the granting of the Option. Notwithstanding the limitations set forth in the preceding sentence, the Committee may accelerate the exercisability of any Stock Option, at any time, in whole or in part, based on performance and/or such other factors as the Committee may determine in its sole discretion.

(d) Method of Exercise. Stock Options, to the extent exercisable under Section 5(c) above, may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee (including instruments providing for "cashless exercise"). As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock already owned by the Optionee or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Deferred Stock subject to an award under this Plan (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee). If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, the shares received upon the exercise of such Stock Option shall be restricted or deferred, as the case may be, in accordance with the original term of the Restricted Stock award or Deferred Stock award in question, except that the Committee may direct that such restrictions or deferral provisions shall apply to only the number of such shares equal to the number of shares of Restricted Stock or Deferred Stock surrendered upon the exercise of such option. No shares of unrestricted Stock shall be issued until full payment for the unrestricted Stock has been made. An Optionee shall have the rights to dividends or other rights of a stockholder with respect to shares subject to the Option when the Optionee has given written notice of exercise and has paid in full for such shares.

(e) Transferability of Options. Incentive Stock Options under this Plan may not be transferred other than by will or the laws of descent and distribution and each Incentive Stock Option may be exercised during the Participant's lifetime only by the Participant or the Participant's guardian or legal representative. Participants may transfer Non-Qualified Stock Options only as provided by the Committee.

(f) Termination by Death. Unless otherwise determined by the Committee, if an Optionee's employment with or retention by the Company, any Subsidiary and any Affiliate terminates by reason of death (or if an Optionee dies following termination of employment by reason of Disability or Normal Retirement), any Stock Option held by that Optionee immediately prior to the Optionee's death shall become immediately exercisable and may thereafter be exercised by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, during the period ending on the expiration of the stated term of such Stock Option or the first anniversary of the Optionee's death, whichever is later.

(g) Termination by Reason of Normal Retirement. Unless otherwise determined by the Committee, if an Optionee's employment with the Company, any Subsidiary and any Affiliate terminates by reason of Normal Retirement, any Stock Option held by such Optionee shall become immediately exercisable. A Stock Option held by an Optionee whose employment has terminated by reason of Normal Retirement shall expire at the end of the stated term of such Stock Option, unless otherwise determined by the Committee.

In the event of termination of employment by reason of Normal Retirement, if an Incentive Stock Option is exercised after the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(h) Termination for Cause. If the Optionee's employment or consulting relationship with the Company, any Subsidiary and any Affiliate is

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terminated for Cause, or the Committee determines that the Optionee has engaged in conduct that would be grounds for termination with Cause, the Stock Option shall immediately be forfeited to the Company upon the giving of notice of termination of employment or on the event constituting Cause.

(i) Committee Discretion. Notwithstanding the other provisions of this Section 5 to the contrary, upon the request of an Optionee whose employment has terminated or is expected to terminate in the near future, the Committee may, in its sole and absolute discretion, agree to allow the Optionee's Stock Option to terminate on a date following the date that it would otherwise terminate pursuant to the provisions of this Section 5.

(j) Other Termination. If the Optionee's employment or consulting relationship with the Company, any Subsidiary and any Affiliate is terminated for any reason other than what is specified in Section 5(f), 5(g) or 5(h) (including, without limitation, early retirement, voluntary termination, termination without Cause or for any other reason), the Stock Option shall immediately be forfeited to the Company upon such termination of employment.

(k) Termination upon Change of Control. Notwithstanding the provisions of Section 5(j) or the stated term of the Stock Option and subject to Section 14 of the Plan, if the Optionee's employment with the Company, any Subsidiary and any Affiliate is involuntarily terminated by the Optionee's employer without Cause by reason of or within three months after a merger or other business combination resulting in a Change of Control, the Stock Option shall terminate upon the later of six months and one day after such merger or business combination or ten business days following the expiration of the period during which publication of financial results covering at least thirty days of post-merger combined operations has occurred.

(l) Limit on Value of Incentive Stock Option First Exercisable Annually. The aggregate Fair Market Value (determined at the time of grant) of the Stock for which "incentive stock options" within the meaning of Section 422 of the Code are exercisable for the first time by an Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company, any Subsidiary and any Affiliate) shall not exceed $100,000. Notwithstanding the preceding sentence, the exercisability of such Stock Options may be accelerated by the Committee and shall be accelerated as provided in Sections 5(f), 5(g) and 14, in which case Stock Options which exceed such $100,000 limit shall be treated as Non-Qualified Stock Options. For this purpose, options granted earliest shall be applied first to the $100,000 limit. In the event that only a portion of the options granted at the same time can be applied to the $100,000 limit, the Company shall issue separate share certificates for such number of shares as does not exceed the $100,000 limit, and shall designate such shares as "incentive stock option" stock in its share transfer records.

SECTION 6. Non-Employee Director Stock Options.

Non-Employee Director Stock Options granted under the Plan shall be Non-Qualified Stock Options. Such Non-Employee Director Stock Options may, in the sole discretion of the entire Board, be granted as to such number of shares of Stock and upon such terms and conditions as shall be determined by the Board.

Non-Employee Director Stock Options granted under the Plan shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

(a) Non-Formula Based Options. Within its sole discretion, the entire Board may award Non-Employee Director Stock Options on a non-formula basis to all or such individual Non-Employee Directors as it shall select. Such Non-Employee Stock Options may be awarded at such times and for such number of shares as the Board in its sole discretion determines. The price of such Non-Employee Stock Options may be fixed by the Board at a discount not to exceed 25% of the fair market value of the Stock on the date of grant or may be the fair market value of the Stock on the grant date. Such Stock Options shall become first exercisable and have an option term as determined by the Board in its discretion; provided however, that except as described in Section 14 and in paragraph (d) of this section, no such Option shall be first exercisable until six months from the date of grant. All other terms and conditions of such Stock Options shall be as established by the Board in its sole discretion.

(b) Method of Exercise. Any Stock Option granted to a Non-Employee Director pursuant to the Plan may be exercised in accordance with the exercise schedule established by the Board in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee (including instruments providing for "cashless exercise"). Payment in full or in part may also be made in the form of unrestricted Stock already owned by the Optionee (based on the Fair Market Value of the Stock on the date the option is exercised). No shares of unrestricted Stock shall be issued until full payment therefor has been made. An Optionee shall have the rights to dividends or other rights of a stockholder with respect to shares subject to the Option when the Optionee has given written notice of exercise and has paid in full for such shares.

(c) Transferability of Options. Participants may transfer Stock Options granted under this Section 6 only as provided by the Committee.

(d) Termination of Service. Upon an Optionee's termination of status as a Non-Employee Director with the Company for any reason, any Director Stock Options held by such Optionee shall become immediately exercisable and may thereafter be exercised during the period ending on the expiration of the stated term of such Director Stock Options or the first anniversary of the Optionee's death, whichever is later. Notwithstanding the foregoing sentence, if the Optionee's status as an Non-Employee Director terminates by reason of or within three months after a merger or other business combination resulting in a "Change of Control" as defined in Section 1 of this Plan, the Stock Option shall

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terminate upon the latest of (i) six months and one day after the merger or business combination, (ii) ten business days following the expiration of the period during which publication of financial results covering at least thirty days of post-merger combined operations has occurred and (iii) the expiration of the stated term of such Director Stock Option.

(e) Compensation Stock Options. Non-Employee Directors are also eligible to elect Stock Options pursuant to Section 10 below.

SECTION 7. Stock Appreciation Rights.

(a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Non-Qualified Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Incentive Stock Option.

A Stock Appreciation Right or applicable portion of a Stock Appreciation Right granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Committee (or the Board in the case of a Stock Option granted under Section 6), at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

A Stock Appreciation Right may be exercised by an Optionee, in accordance with paragraph (b) of this Section 7, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph (b) of this Section 7. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

(b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee (or the Board in the case of a Stock Option granted under Section 6), including the following:

(i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and Section 6 of the Plan; provided, however, that any Stock Appreciation Right granted subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of the term of the Stock Appreciation Right, except that this additional limitation shall not apply in the event of death of the Optionee prior to the expiration of the six-month period.

(ii) Upon the exercise of a Stock Appreciation Right, an Optionee shall be entitled to receive up to, but not more than, an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value on the date of exercise of the Stock Appreciation Right of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee (or the Board in the case of a stock Option granted under Section 6), having the right to determine the form of payment.

(iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under the Plan.

(iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part of the Stock Option to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan.

(v) A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

(vi) In its sole discretion, the Committee (or the Board in the case of a Stock Option granted under Section 6) may provide, at the time of grant of a Stock Appreciation Right under this Section 7, that such Stock Appreciation Right can be exercised only in the event of a "Change of Control" and/or a "Potential Change of Control" (as defined in Section 14 below).

(vii) The Committee (or the Board in the case of a Stock Option granted under Section 6), in its sole discretion, may also provide that in the event of a "Change of Control" and/or a "Potential Change of Control" (as defined in Section 14 below) the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the "Change of Control Price" (as defined in Section 14 below).

SECTION 8. Restricted Stock.

(a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers and key employees of the Company and its Subsidiaries and Affiliates to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price, if any, to be paid by the recipient of Restricted Stock (subject to Section 8(b) of the Plan), the time or times within which such awards may be subject to forfeiture and all other conditions of the awards. The Committee may also condition the grant and/or vesting of Restricted Stock upon the attainment of specified performance goals, or

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such other criteria as the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

(b) Awards and Certificates. The prospective recipient of an award of shares of Restricted Stock shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement"), has delivered a fully executed copy thereof to the Company and has otherwise complied with the then applicable terms and conditions. Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify) after the award date by executing a Restricted Stock Award Agreement and paying the price specified in the Restricted Stock Award Agreement. Each Participant who is awarded Restricted Stock shall be issued a stock certificate registered in the name of the Participant in respect of such shares of Restricted Stock. The Committee shall specify that the certificate shall bear a legend, as provided in clause (i) below, and/or be held in custody by the Company, as provided in clause (ii) below.

(i) The certificate shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such award, substantially in the following form:

"The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Citadel Security Software Inc. 2002 Stock Incentive Plan and a Restricted Stock Award Agreement entered into between the registered owner and Citadel Security Software Inc. Copies of such Plan and Agreement are on file in the offices of Citadel Security Software Inc., 3811 Turtle Creek Boulevard, Suite 770, Dallas, Texas 75219."

(ii) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

(c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 8 shall be subject to the following restrictions and conditions:

(i) Subject to the provisions of this Plan and the Restricted Stock Award Agreements, during such period as may be set by the Committee commencing on the grant date (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. The Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, before or after the Participant's termination of employment, based on performance and/or such other factors as the Committee may determine, in its sole discretion.

(ii) Except as provided in paragraph (c)(i) of this Section 8, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to receive any dividends. Dividends paid in stock of the Company or stock received in connection with a stock split with respect to Restricted Stock shall be subject to the same restrictions as on such Restricted Stock. Certificates for shares of unrestricted Stock shall be delivered to the participant promptly after, and only after, the period of forfeiture shall expire without forfeiture in respect of such shares of Restricted Stock.

(iii) Subject to the provisions of the Restricted Stock Award Agreement and this Section 8, upon termination of employment for any reason other than Normal Retirement, Disability or death during the Restriction Period, all shares still subject to restriction shall be forfeited by the Participant, and the Participant shall only receive the amount, if any, Paid by the participant for such forfeited Restricted Stock.

SECTION 9. Deferred Stock Awards.

(a) Administration. Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers, key employees and consultants of the Company, its Subsidiaries and Affiliates to whom, and the time or times at which, Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any participant, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred, and the terms and conditions of the award in addition to those set forth in paragraph (b) of this Section 9. The Committee may also condition the grant and/or vesting of Deferred Stock upon the attainment of specified performance goals, or such other criteria as the Committee shall determine, in its sole discretion. The provisions of Deferred Stock awards need not be the same with respect to each recipient.

(b) Terms and Conditions. The shares of Deferred Stock awarded pursuant to this Section 9 shall be subject to the following terms and conditions:

(i) Subject to the provisions of this Plan and the award agreement, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or Elective Deferral Period, (as defined below) where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock award.

(ii) At the time of the award, the Committee may, in its sole discretion, determine that amounts equal to any dividends declared during the Deferral Period (or Elective Deferral Period) with respect to the number of shares covered by a Deferred Stock award will be: (a) paid to the participant currently; (b) deferred and deemed to be reinvested or (c) that such participant has no rights with respect to such dividends.

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(iii) Subject to the provisions of the award agreement and this Section 8, upon termination of employment with or retention by the Company for any reason during the Deferral Period for a given award, the Deferred Stock in question shall be forfeited by the Participant.

(iv) Based on performance and/or such other criteria as the Committee may determine, the Committee may, at or after grant (including after the Participant's termination of employment), accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of such award.

(v) A Participant may elect to defer further receipt of the award for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made no later than December 31 of the year prior to completion of the Deferral Period for a Deferred Stock award (or for an installment of such an award).

(vi) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock award agreement executed by the Company and the participant.

SECTION 10. Executive and Non-Employee Director Compensation Conversion Stock Options.

(a) Election to Participate. The Chairman of the Board or the Committee or its designee shall designate each year those executives who shall be Eligible Executives for the coming year. An Eligible Executive may participate under this Section 10 by delivering to the Plan Administrator a properly completed and signed (i) Election Form for Salary on or before the Salary Election Date, and/or (ii) Election Form for Bonus on or before the Bonus Election Date. In addition, each Non-Employee Director is automatically eligible to participate under this Section 10 of the Plan. A Non-Employee Director may participate under this Section 10 of the Plan by delivering a properly completed and signed Election Form for Annual Compensation to the Plan Administrator on or before the Non-Employee Director Election Date. The Non-Employee Director's participation in the Plan will be effective as of the first day of the calendar year beginning after the Plan Administrator receives the Non-Employee Director's Election Form for Annual Compensation , or, in the case of a newly eligible Non-Employee Director, on the first day of the calendar month beginning after the Plan Administrator receives such Non-Employee Director's Election Form for Annual Compensation. An Eligible Executive's participation in the Plan will be effective (i) as of the first day of the calendar year beginning after the Plan Administrator receives the Eligible Executive's Election Form for Salary, or (ii) as of the first day of the year for which an Annual Bonus is earned, in the case of an Eligible Executive's Election Form for Bonus. A Participant shall not be entitled to any benefit under this Section 10 unless such Participant has properly completed an election form and not revoked such form pursuant to
Section 10(b).

(b) Irrevocable Election. A Participant may not revoke or change his or her election form; provided, however, that any such Participant's participation may be withdrawn or election form changed at any time prior to the Participant's participation being effective.

(c) Intentionally Omitted

(d) Converted Annual Bonus or Salary. An Eligible Executive may elect to convert up to 100% (in increments of 10% or $10,000) of his or her Annual Bonus and/or Salary to Stock Options in accordance with the terms of the Plan. A Non-Employee Director may elect to convert up to 100% of his or her Annual Compensation (in 10% increments but not less than 50%) to Stock Options in accordance with the terms of the Plan.

(e) Time of Election. An Eligible Executive who wishes to convert Salary for a calendar year must irrevocably elect to do so on or prior to the Salary Election Date for such calendar year, by delivering a valid Election Form for Salary to the Plan Administrator. The Election Form for Salary shall indicate the percentage or amount of Salary to be converted. An Eligible Executive who wishes to convert Annual Bonus for a calendar year must irrevocably elect to do so on or prior to the Bonus Election Date for such calendar year, by delivering a valid Election Form for Bonus to the Plan Administrator. The Election Form for Bonus shall indicate the percentage or amount of Annual Bonus to be converted. A Non-Employee Director who wishes to convert Annual Compensation for a calendar year must irrevocably elect to do so on or prior to the Non-Employee Director Election Date for such calendar year, by delivering a valid Election Form for Annual Compensation to the Plan Administrator. The Election Form for Annual Compensation shall indicate the percentage or amount of Annual Compensation to be converted.

(f) Accounts. The Plan Administrator shall keep a record of the amount of Salary, Annual Bonus or Annual Compensation to be converted to stock options for each calendar year for each participant. To the extent required for bookkeeping purposes, amounts so recorded by the Plan Administrator will be segregated in the Plan Administrator's books to reflect compensation on a year-by-year basis and on the basis of the type of compensation to be converted. Within a reasonable time after the end of each calendar year, the Plan Administrator shall report in writing to each Participant the amount which will be converted to Stock Options for such Participant.

(g) Responsibility for Investment Choices. Each Participant is solely responsible for any decision to convert Annual Bonus and/or Salary or Annual Compensation to Stock Options under the Plan and accepts all investment risks entailed by such decision, including the risk of loss and a decrease in the value of the amounts he or she elects to convert.

(h) Election to Receive Stock Options.

Each Eligible Executive or Non-Employee Director shall be granted Stock Options subject to the following terms and conditions:

(i) Stock Options Converted from Salary. On the last day of any calendar year for which a Participant has elected to convert Salary to Stock

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 Options (the "Option Grant Date"), the entire amount of Salary elected by the Participant on the Participant's Election Form for Salary to be converted to Stock Options shall be converted.

(ii) Stock Options Converted from Bonus. On the last day of any calendar year for which a Participant has elected to convert Annual Bonus to Stock Options (the "Option Grant Date"), the entire amount of Annual Bonus elected by the Participant on the Participant's Election Form for Bonus to be converted to Stock Options shall be converted.

(iii) Stock Options Converted from Annual Compensation. On the last day of any calendar year for which a Participant has elected to convert Annual Compensation to Stock Options (the "Option Grant Date"), the entire amount of Annual Compensation elected by the Participant on the Participant's Election Form for Annual Compensation to be converted to Stock Options shall be converted.

(iv) Exercise Price of Stock Options. The exercise price per share of Stock under each Stock Option granted pursuant to this Section 10 shall, at the election of the Optionee as indicated on the Optionee's Election Form for Salary, Election Form for Bonus or Election Form for Annual Compensation, be either 100% of the Fair Market Value per share of Stock on the Option Grant Date, or a lesser percentage (but not less than 75%) of the Fair Market Value per share of Stock on the Option Grant Date, such lesser percentage to be determined by the Committee from time to time. Such election forms shall indicate the percentage of such Stock Options to be granted at each Exercise Price, which choice may affect the number of Stock Options to be received pursuant to this Section 10(h).

(i) Number and Terms of Options. The number of shares of Stock subject to a Stock Option granted pursuant to this Section 10 shall be the number of whole shares equal to A divided by B, where:

A = the total dollar amount which the Eligible Executive or Non- Employee Director has elected pursuant to Section 10(h) to convert to Stock Options; and

B = the per share value of a Stock Option on the Option Grant Date, as determined by the Committee using any recognized option valuation model selected by the Committee in its discretion (such value to be expressed as a percentage of the Fair Market Value per share of the Stock on the Option Grant Date).

In determining the number of shares subject to a Stock Option, (i) the Committee may designate the assumptions to be used in the selected option valuation model and (ii) any fraction of a share will be rounded up to the next whole number of shares.

(j) Exercise of Stock Options. Each Stock Option shall be first exercisable, cumulatively, as to 10% commencing on the each of the first through tenth anniversaries of the Option Grant Date; provided, however, that any Stock Option held by a Covered Employee shall not be exercisable before the first day of the calendar year immediately following the year in which the Optionee ceased to be a Covered Employee. An Optionee's death or other termination of employment or directorship shall not shorten the term of any outstanding Stock Option obtained under this Section 10. In no event shall the period of time over which the Stock Option obtained in this Section 10 may be exercised exceed the longer of (i) eleven years from the Option Grant Date, or (ii) the thirtieth (30th) day of the calendar year immediately following the year in which an Optionee ceased to be a Covered Employee. A Stock Option obtained under this Section 10, or portion thereof, may be exercised, in whole or in part, only with respect to whole shares. Shares shall be issued to the Optionee pursuant to the exercise of a Stock Option obtained under this Section 10 only upon receipt by the Company from the Optionee of payment in full in cash of the aggregate purchase price for the shares subject to the Stock Option or portion thereof being exercised.

(k) Accelerated Vesting. Notwithstanding the normal vesting schedule set forth in Section 10(j) of this Plan, any and all outstanding Options obtained under this Section 10 shall become immediately exercisable upon the first to occur of (i) the death of the Optionee, (ii) the Normal Retirement of the Optionee, (iii) the occurrence of a Change in Control or (iv) the unanimous determination by the Committee that a particular Stock Option or Options shall become fully exercisable. Upon acceleration, an Option will remain exercisable for the remainder of its original term.

(l) Stock Option Award Notice. Each Stock Option granted under this Section 10 shall be evidenced by a Stock Option Award Notice which shall be executed by an authorized officer of the Company. Such Award Notice shall contain provisions regarding (a) the number of shares of Stock that may be issued upon exercise of the Stock Option, (b) the exercise price per share of Stock of the Option and the means of payment therefor, (c) the term of the Stock Option and (d) such other terms and conditions not inconsistent with the Plan as may be determined from time to time by the Committee.

(m) Transferability of Options. Participants may transfer Stock Options granted under this Section 10 only as provided by the Committee.

SECTION 11. Loan Provisions.

With the consent of the Committee, the Company may make, or arrange for, a loan or loans to a Participant with respect to the exercise of any Stock Option granted under the Plan and/or with respect to the payment of the purchase price, if any, of any Restricted Stock awarded under this Plan. The Committee shall have full authority to decide whether to make a loan or loans under this Plan and to determine the amount, term and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven; in any case so long as such action is not inconsistent with any laws or regulations including without limitation the Sarbanes-Oxley Act of 2002.

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SECTION 12. Amendments and Termination.

The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the right of an Optionee or Participant under a Stock Option, Director Stock Option, Stock Appreciation Right, Restricted Stock or Deferred Stock award granted before such amendment, alteration or discontinuation, without the Optionee's or Participant's consent.

Amendments may be made without stockholder approval except as required to satisfy Rule 16b-3 under the Exchange Act, Sections 162(m) and 422 of the Code, stock exchange listing requirements or other regulatory requirements.

The Committee may amend the terms of any award or option granted before such amendment, prospectively or retroactively, but no such amendment shall impair the rights of any holder without his or her consent. The Committee may also substitute new Stock Options for previously granted Stock Options including options granted under the Prior Plan applicable to a Participant and previously granted Stock Options having higher exercise prices.

SECTION 13. Unfunded Status of the Plan.

The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or Optionee by the Company, nothing set forth in this Plan shall give any such Participant or Optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards under the Plan, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

SECTION 14. Change of Control.

The following acceleration and valuation provisions shall apply in the event of a "Change of Control" or "Potential Change of Control," as defined in this Section:

(a) In the event of a "Change of Control," unless otherwise determined by the Committee in writing at or after grant, but prior to the occurrence of such Change of Control, or, if and to the extent so determined by the Committee in writing at or after grant (subject to any right of approval expressly reserved by the Committee at the time of such determination) in the event of a "Potential Change of Control," as defined in paragraph (c) of this Section:

(i) any Stock Appreciation Rights and any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested;

(ii) the restrictions and deferral limitations applicable to any Restricted Stock and Deferred Stock awards under the Plan shall lapse and such shares and awards shall be deemed fully vested; and

(iii) the value of all outstanding Stock Options, Director Stock Options, Stock Appreciation Rights, Restricted Stock and Deferred Stock Awards, shall, to the extent determined by the Committee at or after grant, be settled on the basis of the "Change of Control Price" (as defined in paragraph (d) of this Section) as of the date the Change of Control occurs or Potential Change of Control is determined to have occurred, or such other date as the Committee may determine prior to the Change of Control or Potential Change of Control. In the sole discretion of the Committee, such settlements may be made in cash or in stock, as shall be necessary to effect the desired accounting treatment for the transaction resulting in the Change of Control. In addition, any Stock Option, Director Stock Option and Stock Appreciation Right which has been outstanding for less than six months shall be settled solely in stock.

(b) [Reserved]

(c) For purposes of paragraph (a) of this Section 14, a "Potential Change of Control" means the happening of any of the following:

(i) the entering into an agreement by the Company, the consummation of which would result in a Change of Control of the Company as defined in Section 1 of the Plan; or

(ii) the acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan) of securities of the Company representing 5 percent or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of a resolution to the effect that a Potential Change of Control of the Company has occurred for purposes of this Plan.

(d) For purposes of this Section, "Change of Control Price" means the highest price per share paid in any transaction reported on the Over the Counter Bulletin Board, or paid or offered in any transaction related to a potential or actual Change of Control of the Company at any time during the preceding sixty day period as determined by the Committee, except that (i) in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Committee decides to "cash out" such options and (ii) in the case of Director Stock Options, the sixty day period shall be the period immediately prior to the Change of Control.

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SECTION 15. Limitations on Payments.

(a) Notwithstanding Section 14 above or any other provision of this Plan or any other agreement, arrangement or plan, in no event shall the Company pay or be obligated to pay any Plan participant an amount which would be an Excess Parachute Payment except as provided in Section 15(f) below and except as the Committee specifically provides otherwise in the Participant's grant agreement. For purposes of this Agreement, the term "Excess Parachute Payment" shall mean any payment or any portion thereof which would be an "excess parachute payment" within the meaning of Section 280G(b)(1) of the Code, and would result in the imposition of an excise tax under Section 4999 of the Code, in the opinion of tax counsel selected by the Company ("Tax Counsel"). In the event it is determined that an Excess Parachute Payment would result if the full acceleration of vesting and exercisability provided in Section 14 above were made (when added to any other payments or benefits contingent on a change of control under any other agreement, arrangement or plan), the payments due under Section 15(a) shall be reduced to the minimum extent necessary to prevent an Excess Parachute Payment; then, if necessary to prevent an Excess Parachute Payment, benefits or payments under any other plan, agreement or arrangement shall be reduced. If it is established pursuant to a final determination of a court or an Internal Revenue Service administrative appeals proceeding that, notwithstanding the good faith of the participant and the Company in applying the terms of this Section 14(a), a payment (or portion thereof) made is an Excess Parachute Payment, then, the Company shall pay to the participant an additional amount in cash (a "Gross-Up Payment") equal to the amount necessary to cause the amount of the aggregate after-tax compensation and benefits received by the participant hereunder (after payment of the excise tax under Section 4999 of the Code with respect to any Excess Parachute Payment, and any state and federal income taxes with respect to the Gross-Up Payment) to be equal to the aggregate after-tax compensation and benefits he would have received as if Sections 280G and 4999 of the Code had not been enacted.

(b) Subject to the provisions of Section 15(c) below, the amount of any Gross-Up Payment and the assumptions to be utilized in arriving at such amount, shall be determined by a nationally recognized certified public accounting firm designated by the Company (the "Accounting Firm"). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to Section 15(a), shall be paid by the Company to the Participant within five days after the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and participant.

(c) Participant shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by Company of a Gross-Up Payment. Such notification shall be given no later than ten business days after Participant is informed in writing of such claim and shall apprise the Company of the nature of the claim and the date of requested payment. Participant shall not pay the claim prior to the expiration of the thirty day period following the date on which it gives notice to the Company. If the Company notifies Participant in writing prior to the expiration of the period that it desires to contest such claim, Participant shall:

(i) give the Company any information reasonably requested by the Company relating to such claim;

(ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney selected by the Company and reasonably acceptable to Participant;

(iii) cooperate with the Company in good faith in order to effectively contest such claim; and

(iv) permit the Company to participate in any proceedings relating to such claim.

Without limitation on the foregoing provisions of this Section 15(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct Participant to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and Participant agrees to prosecute such contest to a determination before any administration tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold participant harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of the contest; provided, further, that if the Company directs participant to pay any claim and sue for a refund, the Company shall advance the amount of the payment to Participant, on an interest-free basis, and shall indemnify and hold participant harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to the advance or with respect to any imputed income with respect to the advance.

(d) In the event that the Company exhausts its remedies pursuant to Section 15(c) and Participant thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Gross-Up Payment required and such payment shall be promptly paid by the Company to or for the benefit of participant.

(e) If, after the receipt of Participant of an amount advanced by the Company pursuant to Section 15(c), Participant becomes entitled to receive any refund with respect to such claim, Participant shall promptly after receiving such refund pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by Participant of an amount advanced by the Company pursuant to Section 15(c), a determination is made that Participant shall not be entitled to any refund with respect to such claim and the Company does not notify Participant in writing of its intent to contest such denial of refund prior to the expiration of thirty days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

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(f) Notwithstanding the foregoing, the limitation set forth in Section 15(a) shall not apply to a Participant if in the opinion of Tax Counsel or the Accounting Firm (i) the total amounts payable to the Participant hereunder and under any other agreement, arrangement or plan as a result of a change of control (calculated without regard to the limitation of Section 15(a)), reduced by the amount of excise tax imposed on the participant under Code Section 4999 with respect to all such amounts and reduced by the state and federal income taxes on amounts paid in excess of the limitation set forth in Section 15(a), would exceed (ii) such total amounts payable after application of the limitation of Section 15(a). No Gross-Up Payment shall be made in such case.

SECTION 16. General Provisions.

(a) All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(b) Nothing set forth in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any director, officer, consultant or employee of the Company, any Subsidiary or any Affiliate, any right to continued employment (or, in the case of a consultant or director, continued retention as a consultant or director) with the Company, a Subsidiary or an Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company, a Subsidiary or an Affiliate to terminate the employment of any of its employees at any time.

(c) Each Participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee, in its sole discretion, regarding payment of, any Federal, FICA, state or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements.

The Committee may permit or require, in its sole discretion, Participants to elect to satisfy their Federal, and where applicable, FICA, state and local tax withholding obligations with respect to all awards other than Stock Options which have related Stock Appreciation Rights by the reduction, in an amount necessary to pay all said withholding tax obligations, of the number of shares of Stock or amount of cash otherwise issuable or payable to said Participants in respect of an award. The Company and, where applicable, its Subsidiaries and Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes owed hereunder by a participant from any payment of any kind otherwise due to said participant.

(d) At the time of grant or purchase, the Committee (of the Board in the case of Stock Options granted under Section 6) may provide in connection with any grant or purchase made under the Plan that the shares of Stock received as a result of such grant or purchase shall be subject to a right of first refusal, pursuant to which the Participant shall be required to offer to the Company any shares that the Participant wishes to sell, with the price being the then Fair Market Value of the Stock, subject to the provisions of Section 14 of this Plan and to such other terms and conditions as the Committee may specify at the time of grant.

(e) No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(f) In the event that any provision of the Plan or any related Stock Option Award Notice is held to be invalid, void or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of the Plan or any related Stock Option Award Notice.

(g) The rights and obligations under the Plan and any related agreements shall inure to the benefit of, and shall be binding upon the Company, its successors and assigns, and the Participants and their beneficiaries and permitted assigns.

(h) Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

(i) The Plan shall be construed, governed and enforced in accordance with the law of Delaware, except as such laws are preempted by applicable federal law.

SECTION 17. Effective Date of Plan.

The Plan shall be effective on the date it is approved by a majority vote of the Company's stockholders.

SECTION 18. Term of Plan.

The Plan will be unlimited in duration and, in the event of termination of the Plan, will remain in effect as long as any benefits granted under the Plan remain outstanding; provided, however, that no Incentive Stock Option may be granted more than ten years after the date of the approval of the Plan by the shareholders of the Company.

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PROXY

CITADEL SECURITY SOFTWARE INC.
Annual Meeting of Shareholders to be held on September 21, 2004
This Proxy is Solicited on Behalf of the Board of Directors

    The undersigned hereby appoints Steven B. Solomon and Richard Connelly, as proxy, with power of substitution to each proxy and substitute, to vote the Common Stock of the undersigned at the 2004 Annual Meeting of Shareholders of Citadel Security Software Inc. and at any adjournment thereof, as indicated on the reverse hereof on the proposals for Election of Directors, Amended and Restated 2002 Stock Incentive Plan, and Ratification of Appointment of KBA Group LLP as independent auditors and as said proxies may determine in the exercise of their best judgment on any other matters which may properly come before the meeting.

IF PROPERLY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NOT SPECIFIED, WILL BE VOTED FOR ELECTING ALL NOMINEES, APPROVING THE AMENDED AND RESTATED 2002 STOCK INCENTIVE PLAN AND FOR RATIFYING THE APPOINTMENT OF KBA GROUP LLP AS INDEPENDENT AUDITORS.

PLEASE SIGN ON REVERSE SIDE AND MAIL PROMPTLY
IN THE ENCLOSED ENVELOPE

SEE REVERSE SIDE	SEE REVERSE SIDE

[X]	Please mark votes as in this example.

The Board Recommends a Vote For Item 1.

1. Election of Directors
Nominees: Chris A. Economou as Class 1 Director, Joe M. Allbaugh
as Class 2 Director, and Steven B. Solomon and Major General
(Ret.) Jack Leide as Class 3 Directors

FOR		WITHHELD
ALL		FROM ALL
NOMINEES	☐	NOMINEES	☐

For, except vote withheld from the following nominee(s) ____________________________________________________________.

The Board Recommends a Vote For Item 2.
2.
AMENDMENTS TO THE 2002 STOCK INCENTIVE PLAN:

Proposal to approve amendments to Citadel’s 2002 Stock Incentive
Plan, including an increase in the number of shares of Common
Stock reserved for issuance thereunder by 1,500,000 shares of Common
Stock to an aggregate of 3,000,000 shares.
		FOR ☐	AGAINST ☐	ABSTAIN ☐
The Board Recommends a Vote For Item 3.
3.	RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS: Proposal to ratify the appointment of KBA Group LLP, as Citadel’s independent auditors for the current fiscal year.	FOR ☐	AGAINST ☐	ABSTAIN ☐

After you have marked and dated this proxy, please sign exactly as your name appears on this card and return this card promptly in the enclosed envelope. If the shares being voted are registered in the names of two or more persons, whether as joint tenants, as community property or otherwise, both or all of such persons should sign. If you are signing as attorney, executor, administrator, trustee or guardian or if you are signing in another fiduciary capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in partnership name by authorized person.

Signature:	Date:

Signature:	Date: